Highly Confidential



THE BEACON GROUP CAPITAL SERVICES, LLC


PROJECT H2O
Presentation To The Independent Committee Of The Board
Of Directors


July 9, 1999





TABLE OF CONTENTS

I.         Executive Summary

II.        Situational Analysis

III.       Valuation Analyses

IV.        Trading History


Appendices

A.         Background Information on Warrants

B.         Descriptions of Comparable Companies

C.         Revisions to May 11, 1999 Presentation




Executive Summary                                                                Highly Confidential

OVERVIEW OF PROPOSED OFFER

    Date of Current Offer:                                                      July 9, 1999

    Current Offer Price Per Share:                                                     $2.90

    Original Offer Price Per Share:                                                    $2.00

    Premium (Discount) to:

         Original Offer Price (4/1/99 - $2.00)                                         45%

         Closing Price on Last Business Day
         Before Original Offer (3/31/99 - $2.25)                                       29%

         Closing Price on Last Business Day Before Announcement
         of U.S. Filter Transaction (3/19/99 - $1.44)                                  101%


         30-Day Average Closing Price through March 31, 1999 ($1.70)                   71%

         30-Day Average Closing Price through March 19, 1999 ($1.41)                   106%

         52-Week Closing High (7/16/98 - $3.38)                                        (14%)

         All-Time High (7/9/90 - $30.00)                                               (90%)

    Total Common Shares Outstanding:                                                   185.2 million(a)

         Shares Held By The Public                                                     31.6 million (17%)

         Shares Held By Vivendi                                                        153.6 million (83%)

    Form of Transaction:                                                               (b)

    Total Equity Value:                                                                $537.0 million(c)

    Consideration Payable To Shareholders Other Than Vivendi:                          $91.5 million(c)

    Enterprise Value (Total Equity Value Plus Net Debt):                               $608.2 million(c)

    Necessary Approvals:                                                              Independent Committee
                                                                                      of the Board of
                                                                                      Directors to effect
                                                                                      a short-form merger

Notes:
(a)     Total primary shares outstanding.  Excludes options and warrants.

(b) Counsel to Vivendi (Skadden Arps) has indicated that the transaction is expected to be a tender offer for the outstanding public common stock followed by a short form merger with a U.S. Filter subsidiary. This transaction structure is assumed for purposes of this presentation.

(c) Calculated using current offer price and primary shares outstanding. Excludes options and warrants.


SINCE EARLY-APRIL, BEACON HAS CONDUCTED DUE DILIGENCE ON H2O AND VIVENDI'S OFFER, INCLUDING:

o     Multiple meetings and discussions with H2O senior management team

         o Overview of H2O with Thierry Mallet (CEO), Alain Brunais (CFO), and Neil Lane (General Counsel)

         o Financial review with Alain Brunais (CFO)

         o Operational review with Alain Brunais (CFO), Mike
           Szomjassy (COO) and Joe Bolton (EVP - Business Development)

o     A review of:

         o Annual reports to shareholders and Annual Reports on Form 10-Ks of H2O since the Company's initial public offering in 1989

         o   Interim reports to shareholders and Quarterly Reports on Form
             10-Q

         o Internal detailed financial statements and operating reports o Internal financial analyses and projections o Presentation materials prepared by the Company

         o Consulting report prepared by Alliance Consulting Group dated September 1, 1998



BEACON HAS CONDUCTED DUE DILIGENCE ON H2O AND VIVENDI'S OFFER, INCLUDING (CONTINUED):

o     Site visits

         o   New York City offices

         o   Wakefield, MA offices

         o   Deer Island Facility (waste treatment facility) in Boston, MA

o     Discussions with H2O's advisors

         o Kaye Scholer (Independent Committee counsel) letter to Skadden Arps (Vivendi legal counsel) requesting further clarification of the terms of the offer and the transaction structure

         o Latham & Watkins (Vivendi legal counsel) regarding U.S. Department of Justice investigation o Tax counsel at Skadden Arps (Vivendi legal counsel) and McGladrey & Pullen (H2O Auditors) regarding H2O's NOLs



BEACON'S DUE DILIGENCE HAS ALSO INCLUDED A REVIEW OF CERTAIN KEY AREAS RELATED TO H2O'S HISTORICAL AND PROSPECTIVE FINANCIAL PERFORMANCE

o     Financial performance for the consolidated Company and by business unit

o     One-time restructuring charges and other non-recurring items

o     Management financial forecasts and projections for the years 1999 - 2003

o     Impact of reorganization and restructuring on future performance

o     H2O's relationship with Vivendi

         o   Operating                   o    Legal

         o   Management and Board        o    Financial

o     Off-balance sheet assets and liabilities

         o   NOLs

         o   Litigation

o     H2O's historical and current market position by business line

o     Industry dynamics

o     Stock market data



SINCE THE PRELIMINARY PRESENTATION TO THE INDEPENDENT COMMITTEE
(THE "COMMITTEE") ON MAY 11, 1999, BEACON HAS PERFORMED ADDITIONAL DUE DILIGENCE, INCLUDING:

o Discussions with Lazard Freres (financial advisor to Vivendi), Skadden Arps (Vivendi legal counsel), and certain Vivendi management representatives at meetings on May 20, 1999, June 3, 1999, and June 9, 1999 regarding:

         o The financial and business background and analysis that led to Vivendi's original offer o Beacon's financial analyses concerning the original offer o Beacon's, the Committee's and Kaye Scholer's (Committee legal counsel) initial views concerning the original offer

         o The relevance to the original offer of H2O's net operating loss carry-forwards, the Exclusivity Agreement with Vivendi and potential synergies available to Vivendi assuming a combination of U.S. Filter and H2O

o Further analysis of H2O's net operating loss carry-forwards based on Kaye Scholer's tax advice

o Further consideration of potential synergies with U.S. Filter available to Vivendi

o Receipt of legal review and analysis by Kaye Scholer of Exclusivity Agreement with Vivendi

o Update with Company management regarding the latest financial and operating performance of the Company



IN RESPONSE TO THE COMMITTEE'S DETERMINATION THAT THE INITIAL OFFER PRICE WAS INADEQUATE AND THE COMMITTEE'S REQUEST THAT BEACON SEEK TO OBTAIN AN IMPROVED OFFER PRICE ON BEHALF OF THE COMMITTEE, BEACON HAS:


o On June 9, 1999, notified Lazard, Skadden and Vivendi of the Committee's position, and recommended an improved offer price

o Had telephone discussions with Lazard in an effort to clarify and understand further the respective positions of Vivendi and the Committee concerning the offer

o Received on behalf of the Committee a revised offer of $2.90 per share on July 9, 1999



BEACON HAS USED A NUMBER OF FINANCIAL VALUATION METHODOLOGIES WITH RESPECT TO VIVENDI'S REVISED OFFER

o     Comparative Valuations

         o   Comparable public companies

         o   Comparable M&A transactions

o     Discounted Cash Flow Analysis

o     Stock Premium Analysis

         o   Going-private transactions

o Beacon also estimated the value of H2O's net operating loss carry-forwards ("NOLs") to Vivendi, subsequent to completion of the offer, and the corporate consolidation of H2O into U.S. Filter that is expected at that time

         o Net present value analysis based on assumptions provided by Lazard and Vivendi



IN ADDITION, BEACON CONSIDERED OTHER ELEMENTS OF POTENTIAL VALUE:

o     Synergies with U.S. Filter

         o Vivendi and H20 have not provided estimates of these synergies and have stated that no plan has been developed for that consolidation that could serve as a basis for estimating synergies

         o Moreover, sellers in all cash transactions typically do not receive significant value associated with synergies which may or may not be realized by a purchaser over a period of time

o     OJ investigation of PSG and other legal claims

         o Beacon has assumed for the purpose of its analysis a positive resolution of the DOJ investigation of PSG and other legal claims against H2O

         o A negative resolution of these claims could only serve to reduce the value of the Company

o     The Restrictions on Vivendi imposed by its Exclusivity Covenant
      (the "Covenant")

         o Pursuant to the Recapitalization Agreement (1997) and the Investment Agreement (1994) as amended by the Recapitalization
             Agreement, Vivendi agreed . . . . for so long as Vivendi is the largest stockholder of the Company, [that] the Company shall be Vivendi's exclusive vehicle in the United States . . . for its water management and wastewater management and air pollution activities" (H20 10K - 10/31/98)

         o Skadden Arps (Vivendi legal counsel) and Kaye Scholer (Committee legal counsel) do not agree as to whether Vivendi's acquisition of U.S. Filter constitutes a breach of the Covenant

         o The validity of the Covenant and any potential financial recovery related to a possible breach of the Covenant is more appropriately addressed by counsel to the Independent Committee



SUMMARY VALUATION RANGES (a)


              [Following is a statistical data table in lieu
                of a graphic image in the printed document]



Notes:
(a) Implied Valuation Analyses include estimated value of H2O's business plus the mean (one-week prior to announcement) premium to market (see Premiums Paid Analysis, page 38) plus the estimated net present value of the Company's NOLs (see page 42). For a detailed review of this summary valuation analysis see page 30, including footnotes explaining each methodology


Situation Analysis

        H2O'S STOCK PRICE HAS SIGNIFICANTLY DECLINED SINCE ITS IPO IN 1989...

                              PRICE AND VOLUME
                 DAILY FROM AUGUST 10, 1989 - JUNE 29, 1999

              [Following is a statistical data table in lieu
                of a graphic image in the printed document]

DATE                     PRICE               VOLUME
                                             (in thousands)
8/10/89                  17.75               1,306.1
5/22/90                  26.38               96.8
5/25/90                  26.50               48.2
3/12/91                  24.25               38.4
12/24/91                 18.38               36.3
10/8/92                  9.00                30.7
7/26/93                  11.13               4.0
5/10/94                  8.50                54.4
6/14/94                  9.75                14.4
2/23/95                  5.88                4.0
12/7/95                  5.75                2.0
4/3/96                   5.50                84.2
9/23/96                  6.50                50.8
7/9/97                   2.94                22.7
9/24/97                  1.50                179.3
3/5/98                   1.88                320.1
4/24/98                  2.00                242.6
10/13/98                 1.44                75.1
2/9/99                   1.56                58.4

8/89:IPO at $17.00 per    5/90:Vivendi completes
share                     initial investment in
                          Aqua at $27.90/share

1/94-11/94:Liquidates     6/94:Acquires PSG from    4/96: Claudio Elia, CEO,
and sells various         Vivendi for stock at      killed in plane crash
non-core businesses       $9.75/share

9/97:Announcement of      12/97:Announces           3/98: Rights offering
recapitalization with     divestitue of             completed at $1.75/share
Vivendi                   Research-Cottrell


Low Price on 12/11/97 - $1.06
High Price on 7/09/90 - $30.00

Note:
(a) Formerly Compagnie Generale des Eaux. Refers to both the parent company and its subsidiary, Vivendi North America Company, formerly Anjou International




      ...And Has Traded In A Narrow Range Since A Brief Run-Up After
                   The Vivendi/U.S. Filter Announcement

                              Price and Volume
                Daily from December 30, 1998 - June 29, 1999

             [Following is a statistical data table in lieu of
                 a graphic image in the printed document]

                             DATE PRICE VOLUME
                               (in thousands)

12/30/98                 2.00                21.0
1/21/99                  1.56                129.8
2/1/99                   1.63                30.8
2/10/99                  1.63                30.8
3/3/99                   1.44                25.1
3/22/99                  2.00                623.3
3/23/99                  1.88                301.7
4/1/99                   2.06                188.3
4/2/99                   HOL                 0
4/13/99                  2.38                91.0
4/23/99                  2.13                22.8
5/3/99                   2.13                73.6
5/21/99                  2.31                72.2
6/11/99                  2.25                26.2
6/14/99                  2.31                51.7


Completion of the    Vivendi proposes a    Lawsuits filed
divestiture of       purchase price of     against Vivendi
Research-Cottrell    $2.00/share for       and H2O in order
[1/21/99]            the publicly held     to prevent
                     shares                transaction
                     [4/1/99]              [4/2/99]

Announces first-     Vivendi announces     Vivendi completes    Announces
quarter earnings     its intention to      tender for shares    second-quarter
[3/17/99]            acquire U.S.          of U.S. Filter       1999 earnings
                     Filter Corporation    [4/23/99]            [6/14/99]
                     and take Aqua
                     private
                     [3/22/99]


Low Price on 2/18/99 - $1.13
High Price on 6/07/99 - $2.50




               VIVENDI'S OFFER HAS BEEN MADE IN THE MIDST OF
              A MAJOR RESTRUCTURING AND REORGANIZATION OF H2O


o The proposal comes following a period during which H2O's historical record has made it difficult to assess the future potential of the Company

             o     Recapitalization (September 1997 - March 1998)

             o     Changes in senior management (1994 - 1997)

             o     Reorganization and restructuring (October 1998 - Present)

             o     Research-Cottrell and other divestitures (1998 - 1999)

o H2O has been restructured in order to integrate the key functions of the business, decrease costs, improve efficiencies and optimize business development

             o Consolidation of corporate functions and reductions in SG&A expenses o Change of headquarters and closing of certain offices o Creation of 4 domestic regions, International and Puerto Rico o Reorganization of the sales and marketing organization o Renewal and expansion of the Puerto Rico contract


H2O'S RESTRUCTURING AND REORGANIZATION IS INTENDED TO ARREST THE
COMPANY'S 10-YEAR FINANCIAL DECLINE

      1989               1990                        1994                     1996                     1997
----------------- -------------------  ------------------------  --------------------  ----------------------------
- IPO at $17.00   - Vivendi acquires   - H2O acquires PSG for    - Claudio Elia        - Recapitalization initiated
  per Share         a 17% interest       stock from Vivendi        (CEO) killed in
                                       - Vivendi increases         plane crash         - Thierry Mallet
                 _                   _   interest to 48%        _                     _  named CEO (4th CEO in
                                       - H2O liquidates and                              three years)
                                         sells various non-core
                                         businesses
----------------- -------------------  ------------------------  --------------------  ----------------------------


                 1998                              1999
 ---------------------------------------- -------------------------
  - Recapitalization complete;            - Vivendi
    Vivendi effectively converts debt and   makes offer of $2.00
    preferred to bring interest to 83%      per share for all
 _- H2O announces restructuring          _  publicly held shares
    and reorganization of business
  - Divestiture of                        - Vivendi makes revised
    Research-Cottrell                       offer of $2.90
 ---------------------------------------- -------------------------


                                                         FISCAL YEARS ENDED OCTOBER 31                                  YTD
                                                                                                                        ENDED
              -------  --------  --------  --------  --------  ---------  ---------  ---------  ---------  --------  -----------
               1989     1990      1991      1992      1993      1994        1995       1996       1997       1998     4/30/99
              -------  --------  --------  --------  --------  ---------  ---------  ---------  ---------  --------  -----------
Sales         $605.5   $610.5  | $620.1  | $609.4  | $299.4     $309.4     $398.7     $482.1      $456.4    $445.1     $231.2
  % Growth         -     0.7%      1.6%    (1.7%)      NM       3.4%      28.8%      20.9%      (5.3%)    (2.5%)          -
EBITDA (a)      48.7     60.6  |   20.1  |   30.0  |   24.5        0.8       22.5       25.7       (5.0)     (6.0)      (2.5)
  % Margin      8.0%     9.9%      3.2%      4.9%      8.2%       0.3%       5.6%       5.3%      (1.1%)    (1.3%)     (1.1%)
Earnings                       |         |         |
Per Share     ($0.60)    $0.2    ($0.99)   ($0.47)   ($0.27)    ($2.27)    ($0.41)    ($0.35)     ($1.52)   ($0.25)    ($0.07)
Net Debt/                      |         |         |
Total Cap (b)  76.2%    42.3%    46.2%     48.8%      53.0%      75.6%      78.9%      81.5%      148.8%     59.8%          -
                               |
                                         |         |-->Pro forma for the divestiture of Research-Cottrell in 1998.
                               |
                                         |-->Pro forma forma for the divestitures of the natural gas compressor
                               |             and power generation systems in 1994

                               |--> Pro forma for the discontinuation of the asbestos abatement business in 1994.


Notes:
Source: H2O's public filings for 1989-1999.  Results exclude non-recurring items.
(a)  EBITDA is earnings before interest, taxes, depreciation and amortization.
(b) Net debt is total debt less cash. Total capitalization is total debt plus minority interest plus shareholders' equity.



EVEN WITH THE EXCLUSION OF A NUMBER OF "NON-RECURRING" ITEMS, THIS DOWNWARD TREND ACCELERATED FROM 1996 TO 1998

         H2O CONSOLIDATED PERFORMANCE WITHOUT NON-RECURRING ITEMS

[Following is a statistical data table in lieu of a graphic image in the printed document]

                                                    (Dollars in Millions)
                1996(a)     1997(b)     1998(c)               1999 YTD
                                                       (6 months ended April)

Net Income      ($11.1)     ($19.5)     ($28.9)               ($13.0)
EBITDA           $25.7       $21.0       $3.1                  ($2.6)



Notes:

Source: H2O internal analysis.

(a)  1996 Net Income is before preferred dividends of $3 million.

(b) 1997 EBITDA excludes $26 million of non-recurring items. 1997 Net Income excludes $141 million of non-recurring items and is before preferred dividends of $3 million.

(c) 1998 EBITDA excludes $9 million of non-recurring items and 1997 Net Income excludes $31 million of non-recurring items.




IN ORDER TO UNDERSTAND THIS DOWNWARD TREND, IT IS NECESSARY TO EXAMINE H2O'S BUSINESS UNITS INDIVIDUALLY

($ in Millions)
                                           Fiscal Years Ended October 31,
                              -----------------------------------------------
                                   1996              1997            1998
                                  -------           -------         -------
Sales
Metcalf & Eddy                    $215.4            $186.5          $176.0
PSG                                270.6             271.7           271.5
Intercompany Eliminations           (3.9)             (1.8)           (2.4)
                                  -------           -------         -------
Total                             $482.1            $456.4          $445.1
                                  =======           =======         =======
EBITDA (a)
Metcalf & Eddy                     $19.6              $9.4            $2.6
PSG                                 14.8              20.1             8.2
Corporate Overhead                  (8.7)             (8.5)           (7.6)
                                  -------           -------         -------
Total                              $25.7             $21.0            $3.1
                                  =======           =======         =======


Notes:

Source:1998 10K and H2O internal analysis.

(a) Excludes non-recurring expenses of $26 million in 1997 and $9 million in 1998.





H2O'S CONSULTING AND ENGINEERING BUSINESS ("METCALF & EDDY" OR "M&E") DETERIORATED SIGNIFICANTLY FROM 1996 TO 1998, EVEN WITH THE EXCLUSION OF NON-RECURRING ITEMS

o    The deterioration was a result of numerous factors, including:
     o    Failed strategy to expand into new markets and geographic areas
     o    Lack of discipline in bidding process
     o    Excessive overhead and lack of internal controls

($ in Millions)
                               FISCAL YEARS ENDED OCTOBER 31,
                       --------------------------------------------
                          1996              1997            1998
                       ----------        ----------      ---------
Gross Sales                $215.4           $186.5         $176.0
       % Growth                 -            (13%)             6%
Gross Margin (a)            $59.6            $47.8           36.3
       % Margin               28%              26%            21%
EBITDA (b)                  $19.6             $9.4           $2.6
       % Margin                9%               5%             1%



NOTES:

Source:  H2O internal analysis and management assumptions.
(a) Excludes net non-recurring expenses of approximately $7 Million in 1997 and $9 million in 1998.
(b) Excludes net non-recurring expenses of approximately $16 Million in 1997 and $15 million in 1998.





M&E'S GROSS SALES HAVE DECLINED AS THE COMPANY SHED A NUMBER OF
UNPROFITABLE CONTRACTS AND FOCUSED ON ITS CORE COMPETENCIES IN WATER AND WASTEWATER

[Following is a statistical data table in lieu of a graphic image in the printed document]

                                   (Dollars in Millions)

                                                           Compound Annual
                      1996         1997         1998         Growth Rate
                      ----         ----         ----       ---------------
 Water                $90.6       $100.9       $114.0            12%
 Hazardous Waste      $80.2        $66.4        $48.3            (22%)
 Other                $44.5        $19.2        $13.7            (45%)
                    -------       ------       ------            -----
Total Sales          $215.3       $186.5       $176.0




Notes:

Source: H2O internal analysis.





IN ADDITION, M&E'S NET SALES(A) HAVE DECREASED SIGNIFICANTLY BOTH IN THE AGGREGATE AND AS A PERCENTAGE OF GROSS SALES

[Following is a statistical data table in lieu of a graphic image in the printed document]

                                                    (Dollars in Millions)

                                                   1996       1997    1998
                                                   ----       ----    ----
Net Sales in the Aggregate                         $125       $99      $80
Net Sales as a Percentage of Gross Sales           58%        53%      45%
Direct Expenses in the Aggregate                   $91        $87      $96
Direct Expenses as a Percentage of Gross Sales     42%        47%      55%




Notes:

Source: H2O internal analysis.

(a) Gross Sales less direct expenses (revenues attributable to sub-contractors).





ALTHOUGH M&E IS NATIONAL IN SCOPE, THE MAJORITY OF ITS REVENUES AND PROFITABILITY COMES FROM THE NORTHEAST

              [Following is a statistical data table in lieu
                of a graphic image in the printed document]

                                   M&E 1998                  M&E 1998
                                   NET SALES              GROSS MARGIN(a)
                                   BY REGION                 BY REGION
  North/East                          54%                       51%
  West                                19%                       13%
  Central                             12%                       11%
  South                               12%                       8%
  International                       3%                        17%





Notes:

 Source: H2O internal analysis.

(a) Excludes non-recurring charges





IN CONTRAST TO M&E, SALES FOR H2O'S OPERATIONS AND MAINTENANCE BUSINESS ("PROFESSIONAL SERVICES GROUP" OR "PSG") HAVE REMAINED FLAT FROM 1996 TO 1998(a)

o          PSG's profitability has been impacted by:

           o         PRASA (Puerto Rico) contract

           o         Contract renewals

           o         Increased competition

           o         DOJ investigation

                                      ($ in Millions)
                               FISCAL YEARS ENDED OCTOBER 31,
                     -------------------------------------------------
                         1996              1997               1998
                     -------------     --------------     ------------

Sales                    $270.6            $271.7             $271.5
           % Growth           -                0%                 0%
Gross Margin (a)          $28.4             $33.4               19.8
           % Margin         11%               12%                 7%
EBITDA (b)                $14.8             $20.1               $8.2
           % Margin          5%                7%                 3%

NOTES:

Source:  H2O internal analysis.

(a) Excludes non-recurring expenses of approximately $3 Million in 1997 and net non-recurring income of approximately $8 Million in 1998.

(b) Excludes non-recurring expenses of approximately $10 Million in 1997 and net non-recurring income of $6 Million in 1998.




ALTHOUGH REVENUES FOR PSG'S DOMESTIC OPERATIONS AND MAINTENANCE BUSINESS UNIT (EXCLUDING PUERTO RICO) HAVE REMAINED FLAT, PROFITABILITY HAS DECLINED SINCE 1996

o          Margins have been pressured by:

           o Costs of transitioning short-term contracts to long-term contracts

           o         Lower success rates for new bids

           o         DOJ investigation

                                       ($ in Millions)
                                  FISCAL YEARS ENDED OCTOBER 31,
                      ---------------------------------------------------
                          1996               1997               1998
                      --------------     --------------     -------------

Sales                     $165.1             $167.3            $165.9
           % Growth            -                 1%                1%
EBITDA (a)                 $13.2              $12.7              $9.3
           % Margin           8%                 8%                6%



NOTES:
Source:  H2O internal analysis.
(a) Excludes net non-recurring expenses of approximately $7 Million in 1997 and $6 Million in 1998.






PSG'S PUERTO RICO O&M CONTRACT IS A LARGE CONTRIBUTOR TO SALES,
BUT A RELATIVELY SMALL CONTRIBUTOR TO OVERALL PROFITABILITY(A)

o A number of issues must be resolved before H2O will be able to realize some of the potential cost savings in the contract

           o Collective bargaining agreement remains an issue (reduce workforce from 5,000 to 2,000)

           o         Payment issues

                     - Delinquent receivables from PRASA(b) have been offset by H2O with a withheld payable to PREPA(c)

           o         Expiration in 2001

                                       ($ in Millions)
                                FISCAL YEARS ENDED OCTOBER 31,
                     ---------------------------------------------------
                         1996               1997               1998
                     --------------     --------------     -------------

Net Sales                $105.5             $104.3            $105.6
           % Growth           -                (1%)               1%
EBITDA (a)                 $1.6               $7.4             ($1.2)
           % Margin          2%                 7%               (1%)

NOTES:

Source:  H2O internal analysis.

(a) Excludes non-recurring expenses of approximately $3 Million in 1997 and non-recurring income of $11 million in 1998.

(b) PRASA = Puerto Rico Water And Sewer Authority.

(c) PREPA = Puerto Rico Electric Power Authority.





1999 COULD REPRESENT A SIGNIFICANT TURN-AROUND YEAR FOR THE COMPANY

o Management remains on or ahead of budget in almost every category with no material changes in the financial or operational outlook since Beacon's original due diligence

           o To date, lower than planned Gross Margin has been off-set by higher than planned reductions in SG&A expense

($ in Millions)
                             FISCAL YEARS ENDED OCTOBER 31,
                     ------------------------------------------------
                       ACTUAL            BUDGET          % VARIANCE
                     -------------     -----------     --------------

Sales                   $231.2           $232.9             (1%)
Gross Margin             $32.2            $32.9             (2%)
           % Margin        14%              14%
SG&A                     $30.7            $31.5              3%
           % of Sales      13%              14%
EBITDA                   ($2.5)           ($2.8)            11%
           % Margin        (1%)             (1%)

NOTES:
(a) Actual results based on H20 10-Q as of 4/30/99. Budget results based on H20 budget.




IMPROVED RESULTS REFLECT THE BENEFITS OF THE RESTRUCTURING AND THE INITIAL
IMPACT OF A NEW STRATEGY FOCUSED ON PROFITABILITY AND GROWTH

                                PSG                                                               M&E

o  Transition short-term contracts to long-term, while maintaining    o  Shed unprofitable contracts
   margins

o  Realize potential of Puerto Rico contract and renew it in 2001     o  Focus on core competencies (i.e. water and wastewater)

o  Selectively pursue "Mega" contracts                                o  Maintain existing hazardous waste business

o  Reduce overhead                                                    o  Increase net sales component (non-subcontracted)

                                                                                   o          Reduce overhead


                                                           INTEGRATED SERVICES

                                                          DESIGN - BUILD - OPERATE






H2O'S LONG-TERM STRATEGY, FOCUSED ON OFFERING INTEGRATED SERVICES, SHOULD PROVIDE OPPORTUNITIES FOR SUBSTANTIAL
GROWTH AND PROFITABILITY

o          "A World of Solutions From A Single Source"

           o         Leverage relationships

           o         Technical expertise

o          Design - Build and Design - Build - Operate strategy improves on current business model

           o         Increases ability to win long-term contracts

           o         Increases profitability and revenue

           o         Reduces new business costs by eliminating bidding round (previously Design - Bid - Build)

o          Although this initiative is already in process, management has not included any Design - Build or Design

           - Build - Operate opportunities in its financial projection

o          The uncertainty within H2O as a result of the U.S. Filter/Vivendi transaction has had a negative impact on this initiative







Valuation Analyses                                         Highly Confidential

     BEACON HAS RELIED ON H2O MANAGEMENT PROJECTIONS FOR THE PURPOSES
                         OF ITS FINANCIAL ANALYSIS

o Assuming the recent restructuring and reorganization of H2O is effective, management believes that there will be significant improvements in the Company's financial results

                                     ($ in Millions)
                              FISCAL YEARS ENDED OCTOBER 31,
                      --------------------------------------------
                           1999          2000             2001
                      -------------    ----------      -----------

Sales                      $464.2        $491.0          $562.2
           %Growth             4%            6%              7%
Gross Margin                $61.2         $66.9           $76.3
           % Margin           14%           14%             14%
SG&A                        $62.8         $51.6           $50.0
           % of Sales         14%           10%             10%
EBITDA                     ($1.6)         $15.4           $26.3
           % Margin           (0%)           3%              5%






                        ANALYSIS AT VARIOUS PRICES
                 ($ in Millions, except per share amounts)

ANALYSIS AT VARIOUS PRICES
                                  30-DAY AVERAGE TRAILING   INITIAL      CURRENT
                                      SHARE PRICE FROM       OFFER        OFFER
                                     TRADING DAY PRIOR
                                    TO USF ANNOUNCEMENT
------------------------------- - ---------------------- - ---------- - -----------
PRICE PER SHARE:                           $1.44             $2.00        $2.90
------------------------------- - ---------------------- - ---------- - -----------

Implied Equity Value(a)                  $266.7            $370.4       $538.6
  Net Debt(b)                              71.2              71.2         71.2
------------------------------- - ---------------------- - ---------- - -----------
AGGREGATE VALUE:                         $337.8            $441.5       $609.8
------------------------------- - ---------------------- - ---------- - -----------


                                                                                                       Comparable
As A Multiple Of Aggregate Value                                                                    Valuation Range
----------------------------------                                                      -----------------------------------------
                                                                                        Companies                  Transaction
                                                                                        -----------------    --------------------
Sales
                 LTM    $454.2            0.7x              1.0x              1.3x      0.62x - 0.91x        0.56x - 1.35x
         1999 Budget     464.2            0.7               1.0               1.3

 EBITDA
---------------------
                 LTM    ($3.9)             NM                NM                NM        8.1x - 9.1x          8.3x - 15.8x
         1999 Budget     (1.6)             NM                NM                NM            --                    --
       2000 Forecast     15.4            21.9x             28.7x              39.6x           -                    --
-------------------------------

NOTES:

(a) Assumes 185.2 million primary shares outstanding and options and warrants calculated using the treasury method.

(b) As of 4/30/99.


SUMMARY VALUATION RANGES


VALUE OF OPERATIONS(A)
----------------------          MEAN & MEDIAN       IMPLIED PER SHARE    PER SHARE              PER SHARE

                               MULTIPLE RANGES                                               VALUE ATTRIBUTED   TOTAL IMPLIED PER
IMPLIED VALUATIONS          --------------------
BASED ON LTM SALES (B)         LOW   -    HIGH         EQUITY VALUE   MARKET PREMIUM (D)       TO THE NOLS(C)   SHARE VALUE RANGES
                            --------------------    ---------------   ------------------   ------------------   ------------------
                                                                                                                ------------------
Comparable
Companies Analyses:

  Operations & Maintenance    0.90 x  -  0.91 x     $1.81  - $1.85  +   $0.66  - $0.68   +  $0.52 - $0.62   =   $3.00  -  $3.14

  Consulting & Engineering    0.62 x  -  0.64 x     $1.14  - $1.18  +   $0.42  - $0.43   +  $0.52 - $0.62   =   $2.08  -  $2.24

Comparable
Transactions Analyses:

  Operations & Maintenance    1.26 x  -  1.35 x     $2.69  - $2.90  +     -    -   -     +  $0.52 - $0.62   =   $3.21  -  $3.52

  Consulting & Engineering    0.56 x  -  0.57 x     $0.99  - $1.00  +     -    -   -     +  $0.52 - $0.62   =   $1.51  -  $1.62
                                                                                                               ----------------
IMPLIED VALUATIONS
BASED ON 2000P EBITDA (B)

Comparable
Companies Analyses:

  Operation & Maintenance      8.9 x  -  9.1 x      $0.35  - $0.37  +   $0.13  - $0.14   +  $0.52 - $0.62   =   $1.00  -  $1.12

  Consulting & Engineering     8.1 x  -  9.0 x      $0.29  - $0.36  +   $0.11  - $0.13   +  $0.52 - $0.62   =   $0.92  -  $1.12

Comparable
Transactions Analyses:

  Operations & Maintenance    13.8 x  -  15.8 x     $0.76  - $0.93  +     -    -   -     +  $0.52 - $0.62   =   $1.28  -  $1.55

  Consulting & Engineering     8.3 x  -  9.4 x      $0.30  - $0.39  +     -    -   -     +  $0.52 - $0.62   =   $0.82  -  $1.01
                                                                                                               ----------------

DISCOUNTED CASH FLOW ANALYSIS                                                                                  ----------------
                                 -    -    -        $0.51  - $1.01  +   $0.19  - $0.37   +  $0.52 - $0.62   =   $1.22  -  $2.00
                                                                                                               ----------------
STOCK TRADING PREMIUMS(C)

30-Day Average Trailing Share                                                                                  ----------------
Price from Trading Day Prior
to Date of USF Announcement           -    -        $1.41  - $1.41  +   $0.52  - $0.52   +  $0.52 - $0.62   =   $2.45  -  $2.55

                                                                                                               ----------------
NOTES:
(a) Share price calculations use the Treasury Method (assumes exercise of options and warrants and repurchase of shares with proceeds) for all outstanding options and warrants

(b) Assumes LTM Sales of $454.2 million, 2000P EBITDA of $15.4 million and Net Debt of $71.2 million as of 4/30/99

(c) Based on the 30-day average trading price from March 19, 1999 (business day prior to announcement of
    U.S. Filter transaction) of $1.41

(d) Based on the mean premium (one-week prior to announcement of 36.7%) to market. See Premiums Paid Analysis, page 39.
    Per share values based on the Comparable Transactions Analyses do not include the market premium as referenced in Footnote (c) because premium is assumed to be already implied in the multiples

(e) See page 42 for a detailed review of the per share value attributed to the NOL




SUMMARY DESCRIPTION OF H2O VALUATION METHODOLOGIES

Comparable Company Analysis

o Analysis of valuation parameters for two groups of public companies Beacon considers relevant to H2O because they provide similar services. (See Appendix for additional detail on comparable companies). Comparable companies include:
    o Operations and Maintenance: American WaterWorks Co., Inc., Anglian Water, Severn Trent PLC, Randers Killam Group Inc., The IT Group Inc., Tetra Tech Inc and United Water Resources
    o Consulting and Engineering: URS Corporation, Harding Lawson Associates, Randers Killam Group Inc., Roy F. Weston, Inc., The IT Group Inc. and TetraTech Inc.

o Comparable companies' Aggregate Values (market equity plus net debt) were compared to trailing 12 month results excluding one-time items, including Sales, EBITDA, EBIT and Net Book Capital, to derive valuation multiples. Equity values for the comparable companies were compared to trailing 12 month and analyst consensus forecast Earnings per Share to derive valuation multiples. Beacon believes equity market investors focus most closely on Aggregate Value to EBITDA multiples in forming views on appropriate valuation levels for specific companies. Accordingly, these parameters were applied to H2O Management projections. However, due to the lack of current profitability at H2O, Aggregate Value to Sales multiples were applied to H2O's Latest Twelve Months ("LTM") results

Comparable Transactions Analysis

o Analysis of valuation parameters for transactions involving water and wastewater companies (See pages 36 and 37 for transactions reviewed)
o Aggregate Consideration paid (price paid for equity plus net debt assumed) for each comparable transaction target was compared to trailing 12 month (prior to the transaction announcement) results excluding one-time items, including Sales, EBITDA, EBIT and Net Book Capital, to derive valuation multiples. Equity values for the comparable transaction targets were compared to trailing 12 month Net Income to derive valuation multiples. As with the Comparable Company Analysis, Aggregate Value to EBITDA multiples were applied to H2O Management projections and Aggregate Value to Sales multiples were applied to H2O's LTM results

Discounted Cash Flow ("DCF") Analysis

o Calculates the present value of i) H2O's free cash flows between 1999 and 2003 and ii) a terminal value which is estimated as a multiple of year 2003 EBITDA. Beacon used Management's projections in its analysis. The rate of return, or the discount rate, used to discount the unlevered free cash flows is determined by using a weighted average cost of capital analysis. Beacon considered weighted average cost of capital analyses for the comparable companies and H2O's current equity beta in estimating an appropriate cost of capital range

    o Key DCF valuation parameters used include: Weighted average cost of capital discount rates of 10% to 14% and EBITDA terminal multiples of 7x to 10x

Net Operating Loss Carry-Forwards ("NOLs") Net Present Value ("NPV") Analysis

o Calculates the net present value of H2O's NOLs to Vivendi assuming i) completion of the offer and the corporate consolidation of H2O into U.S. Filter, ii) the avoidance of a 382 Limitation, iii) a tax rate of 35% to 37.5% and iv) utilization of the NOLs over a three year period beginning in 2000. Beacon used assumptions provided by Vivendi and Lazard in its analysis. Vivendi has stated that it will have to utilize H2O's NOLs over three years due to the leverage incurred as part of the U.S. Filter transaction
    o Other key NPV valuation parameters used include: i) discount rates of 8% to 14% and ii) effective tax rates of 35% to 37.5%

Premiums Paid Analysis

o Premiums paid in "going-private" transactions announced since 1996 were analyzed by examining offer prices compared to prior day, prior week and one-month prior closing prices. Beacon applied these premiums to H20's pre-transaction equity value



COMPARABLE COMPANIES ANALYSIS - ENVIRONMENTAL CONSULTING & ENGINEERING
INDUSTRY ($ in Millions, except per share amounts)

                                                                                  Equity Value
                                             Share Price                        As a Multiple of:
                                      LTM       as of     Equity   Aggregate       Net Income         Book    LTM
Company                              Ended     6/29/99     Value   Value(a)    LTM  1999E(b)2000E(b) Value   Sales
-------------------------------     -------  -----------  ------   ---------   ---  ------- -------  -----   -----

URS Corporation (e)                 4/30/99     $28.88      $486     $1,238   41.9x  16.7x   14.8x    2.22x   0.64x

Harding Lawson Associates           2/28/99       8.13        40         28    20.1   14.8      NA     0.81    0.18

Randers Killam Group Inc. (f)        4/3/99       3.38        86         72    28.9     NA      NA     1.03    0.90

Roy F. Weston, Inc.                 3/31/99       3.00        30         46    29.2   30.0      NA     0.54    0.18

The IT Group Inc. (g)               3/26/99      15.19       350        777    21.1   12.9     9.9     1.42    0.64

Tetra Tech Inc. (h)                  4/4/99      17.63       546        559    22.3   18.8    15.1     2.47    1.20


                                      Aggregate Value
                                     As a Multiple of:          LTM         Total
                                      LTM     LTM    Net Book     EBITDA       Debt/
Company                             EBITDA   EBIT  Capital(c)    Margin    Book Cap(d)
-------------------------------     ------   ----  ----------    ------    -----------
URS Corporation (e)                 9.2x    13.1x      1.28x        6.9%       70.8%

Harding Lawson Associates            4.7     10.1       0.74        3.9%        0.0%

Randers Killam Group Inc. (f)        9.1     13.9       1.04        9.9%        2.4%

Roy F. Weston, Inc.                  8.9     30.3       0.64        2.0%       23.6%

The IT Group Inc. (g)                6.4      8.6       1.15       10.1%       64.2%

Tetra Tech Inc. (h)                 10.4     12.2       2.39       11.5%       11.0%




 Statistics
 Mean:                27.3x    18.6x    13.3x   1.42x     0.62x   8.1x     14.7x     1.21x      7.4%       28.7%
 Median:               25.6     16.7     14.8    1.23      0.64    9.0      12.7      1.10      8.4%       17.3%
 Max:                  41.9     30.0     15.1    2.47      1.20   10.4      30.3      2.39     11.5%       70.8%
 Min:                  20.1     12.9      9.9    0.54      0.18    4.7       8.6      0.64      2.0%        0.0%


----- --------- ------- --------- ---------- -------- ----- ------- ----------- -------- ------- ------- -------- --------  -------
H2O    4/30/99   $2.38      $440       $511       NM    NM      NM    14.39% x   1.12 x      NM      NM   5.02 x   (0.9%)    79.4%
----- --------- ------- --------- ---------- -------- ----- ------- ----------- -------- ------- ------- -------- --------  -------

Notes:
* Multiples excluded from the calculation of the mean and median
LTM = Latest Twelve Months
(a) Aggregate Value = Equity Value plus Net Debt, where Net Debt equals Debt, Preferred Stock, and Minority Interest, less Cash
(b) Source: I/B/E/S Mean Earnings Estimates
(c) Net Book Capital = Book Value plus Net Debt
(d) Total Debt is defined as Debt plus Preferred Stock. Book Cap. is defined as Book Value plus Total Debt plus Minority Interest
(e) Results are pro forma for the acquisition of Dames & Moore Group as of June 1999
(f) Pro forma for the acquisition of The Killam Group in late 1997
(g) Pro forma for the acquisitions of OHM Corporation, Fluor Daniel GTI, Inc., certain assets of ICF Kaiser Intl., Inc. and Roche Limited Consulting Group in 1998. Not pro forma for the recent acquisition of EMCON, completed June 14, 1999
(h) Tetra made numerous acquisitions during 1998 which are accounted for from the time of the acquisitions


COMPARABLE COMPANIES ANALYSIS - WATER AND WASTEWATER OPERATIONS & MAINTENANCE INDUSTRY
($ in Millions, except per share amounts)

                                                                                  Equity Value
                                             Share Price                        As a Multiple of:
                                      LTM       as of     Equity   Aggregate       Net Income         Book     LTM
Company                              Ended     6/29/99     Value   Value(a)    LTM  1999E(b)2000E(b) Value    Sales
------------------------------       -----     -------     -----   -----       ---  -----   -----    -----    -----
American Water Works Co., Inc.      3/3/199     $31.25    $2,542     $4,853   20.1x  18.9x   17.9x    2.04x  4.72x*

Anglican Water                      3/31/99      11.37     3,098      5,487    8.7*    9.6    16.7     1.16   3.82*

Severn Trent PLC                    3/31/99      15.55     5,248      7,583   10.2*    9.9    17.1     1.33   3.50*

Randers Killam Group Inc. (e)        4/3/99       3.38        86         72    28.9     NA      NA     1.03    0.90

The IT Group Inc. (f)               3/26/99      15.19       350        777    21.1   12.9     9.9     1.42    0.64

Tetra Tech Inc. (g)                  4/4/99      17.63       546        559    22.3   18.8    15.1     2.47    1.20

United Water Resources              3/31/99      22.63       878      1,635    19.2   17.8    16.9     1.92   4.54*


                                      Aggregate Value
                                    As a Multiple of:             LTM         Total
                                      LTM    LTM    Net Book     EBITDA       Debt/
Company                             EBITDA   EBIT  Capital(c)    Margin    Book Cap.(d)
------------------------------      ------   ----  ----------    -------   ------------
American Water Works Co., Inc.       9.9x    13.6x      1.36x       47.7%       62.8%

Anglican Water                        7.0      9.2         NA       54.6%          NA

Severn Trent PLC                      7.6     10.2         NA       46.2%          NA

Randers Killam Group Inc. (e)         9.1     13.9       1.04        9.9%        2.4%

The IT Group Inc. (f)                 6.4      8.6       1.15       10.1%       64.2%

Tetra Tech Inc. (g)                  10.4     12.2      2.39*       11.5%       11.0%

United Water Resources               11.7     17.0       1.35       38.7%       60.0%



----------------------------------------------------------------------------------------------------------------
Statistics
Mean:                22.3x    14.6x    15.6x   1.63x     0.91x   8.9x     12.1x     1.23x     31.3%       40.1%
Median:               21.1     15.3     16.8    1.42      0.90    9.1      12.2      1.25     38.7%       60.0%
Max:                  28.9     18.9     17.9    2.47      1.20   11.7      17.0      1.36     54.6%       64.2%
Min:                  19.2      9.6      9.9    1.03      0.64    6.4       8.6      1.04      9.9%        2.4%
----------------------------------------------------------------------------------------------------------------


----- --------- -------- ------- ------- -------- ------- ------- ----------- -------- ------- ------- -------- --------  ------
H2O    4/30/99    $2.38    $440    $511       NM      NM      NM      14.39x    1.12x      NM      NM    5.02x   (0.9%)   79.4%
----- --------- -------- ------- ------- -------- ------- ------- ----------- -------- ------- ------- -------- --------  ------


Notes:

* Multiples excluded from the calculation of the mean and median
LTM = Latest Twelve Months
(a) Aggregate Value = Equity Value plus Net Debt, where Net Debt equals Debt, Preferred Stock, and Minority Interest, less Cash
(b) Source: I/B/E/S Mean Earnings Estimates
(c) Net Book Capital = Book Value plus Net Debt
(d) Total Debt is defined as Debt plus Preferred Stock. Book Cap. is defined as Book Value plus Total Debt plus Minority Interest
(e) Pro forma for the acquisition of The Killam Group in late 1997
(f) Pro forma for the acquisitionis of OHM Corporation, Fluor Daniel GTI, Inc., certain assets of ICF Kaiser Intl., Inc. and Roche Limited Consulting Group in 1998. Not pro forma for the recent acquisition of EMCON, completed June 14, 1999
(g) Tetra made numerous acquisitions during 1998 which are accounted for from the time of the acquisitions


COMPARABLE TRANSACTION ANALYSIS - ENVIRONMENTAL CONSULTING & ENGINEERING
INDUSTRY ($ in Millions, except per share amounts)

                                                                                                          Equity Consideration
                                                                                                         as a Multiple of LTM:
Effective    Target/Acquiror                                                         Consideration              Net       Book
Date         (Target Description)                                                   Equity   Aggregate(a)     Income      Value
---------    ---------------------------------------------------------------        ------   -----------     --------     -----
June-99      Dames & Moore Group/URS Corporation                                      $298         $585       15.3x      2.03x
             (General engineering and consulting)
Apr-99       Env. & Facilities Mgmt. Grp. (ICF Kaiser Intl., Inc.)/The IT              $82          $82          NA         NA
             Group, Inc. (Environmental consulting, engineering,
             remediation, design, construction and management services)
Apr-99       Roche Ltd., Consulting Group/The IT Group, Inc. (c)                        10           11          NM       2.53
             (Engineering, construction and management services)
Dec-98       Fluor Daniel GTI, Inc./The IT Group, Inc. (d)                              52           69        32.0       0.62
             (Environmental consulting, engineering and construction
              management company)
Jul-98       Radian International LLC/Dames & Moore Group                              117          159          NM       1.57
             (Engineering and technical services firm specializing in
             environmental and remediation)
Feb-June-98  OHM Corporation/The IT Group, Inc. (e)                                    295          379       94.0*       3.60
             (Environmental and hazardous waste remediation company)
May-98       ABB Environmental Services, Inc./Harding Lawson Associates Group,          12           13        18.8       2.48
             Inc
             (Environmental consulting services)
Dec-97       NUS Environmental (Brown & Root, Inc.)/Tetra Tech, Inc.                    25           25        17.9       0.78
             (Engineering and design services for the environmental remediation of air, water and soil)
Nov-97       Woodward-Clyde Group, Inc./URS Corporation                                100          132        34.5       2.47
             (Waste management and environmental consulting services)
Sep-97       The Killiam Group Inc. (Thermo TerraTech Inc.)/The Randers Group           71           72        21.2       1.07
             Inc. (Environmental engineering, design and construction management company)
Mar-96       Greiner Engineering, Inc./URS Corporation                                  79           63          NM       1.68
             (Environmental engineering and design company)
Nov-95       KCM, Inc./Terra Tech, Inc.                                                 13           13        12.9       2.79
             (Consulting engineering services)
Oct-91       Metcalf & Eddy/Air & Water Technologies (f)                               221          264      108.1*       1.30
             (Environmental engineering and consulting services)





                                                                                           Aggregate Consideration
Effective    Target/Acquiror                                                             as a Multiple of LTM:      Net Book
Date         (Target Description)                                                  Sales       EBITDA      EBIT    Capital(b)
---------    ---------------------------------------------------------------       -----       ------      ----    ----------
June-99      Dames & Moore Group/URS Corporation                                   0.57x         8.0x     11.2x       1.35x
             (General engineering and consulting)
Apr-99       Env. & Facilities Mgmt. Grp. (ICF Kaiser Intl., Inc.)/The IT           0.77         13.3      13.4          NA
             Group, Inc. (Environmental consulting, engineering,
             remediation, design, construction and management services)
Apr-99       Roche Ltd., Consulting Group/The IT Group, Inc. (c)
             (Engineering, construction and management services)                    0.39        20.4*     71.5*        2.22
Dec-98       Fluor Daniel GTI, Inc./The IT Group, Inc. (d)
             (Environmental consulting, engineering and construction                0.35          7.6      12.5        0.68
              management company)
Jul-98       Radian International LLC/Dames & Moore Group
             (Engineering and technical services firm specializing in               0.59           NM        NM        1.36
             environmental and remediation)
Feb-June-98  OHM Corporation/The IT Group, Inc. (e)
             (Environmental and hazardous waste remediation company)                0.73         10.9      20.4        2.28
May-98       ABB Environmental Services, Inc./Harding Lawson Associates Group,
             Inc                                                                    0.26          5.8       9.5        2.21
             (Environmental consulting services)
Dec-97       NUS Environmental (Brown & Root, Inc.)/Tetra Tech, Inc.
             (Engineering and design services for the environmental remediation     0.27          8.1      10.7        0.78
             of air, water and soil)
Nov-97       Woodward-Clyde Group, Inc./URS Corporation
             (Waste management and environmental consulting services)               0.41          9.5      17.8        1.82
Sep-97       The Killiam Group Inc. (Thermo TerraTech Inc.)/The Randers Group
             Inc. (Environmental engineering, design and construction management    1.15          8.4      11.4        1.07
             company)
Mar-96       Greiner Engineering, Inc./URS Corporation                              0.55        44.9*        NM         2.02
             (Environmental engineering and design company)
Nov-95       KCM, Inc./Terra Tech, Inc.                                             0.56          6.9       7.8         2.76
             (Consulting engineering services)
Oct-91       Metcalf & Eddy/Air & Water Technologies (f)                            0.75         14.9      26.2         1.24
             (Environmental engineering and consulting services)



Statistics
Mean:              21.8x      1.91x  0.57x         9.4x       14.1x    1.65x
Median:             18.8       1.85  0.56          8.3        12.0     1.59



NOTES:
* Multiplies excluded from the calculation of the mean and median LTM = Latest Twelve Months prior to announcement of acquisition
(a) Aggregate Consideration = Equity Value plus Net Debt, where Net Debt equals Debt, Preferred Stock, and Minority Interest, less Cash
(b) Net Book Capital = Book Value plus Net Debt
(c) IT paid $10 million in cash and will receive two potential earnout payments of an undisclosed amount
(d) Assumes equity value is reduced by the Company's Net Cash of $17 million in order to arrive at the consideration value of $69 million
(e) This transaction was effected through a two-step process in which 54% of the Company was acquired in February 1998 and the remaining 46%
    in June 1998
(f) AWT acquired the remaining portion of M&E it did not already own (18%). This analysis assumes the acquisition of 100% of the Company




COMPARABLE TRANSACTION ANALYSIS - WATER AND WASTEWATER OPERATIONS & MAINTENANCE
($ in Millions, except per share amounts)


                                                                                 as a Multiple of LTM:      Equity Consideration
                                                                                     Consideration        ------------------------
Effective   Target/Acquiror                                                     -----------------------      Net         Book
Date        (Target Description)                                                Equity     Aggregate(a)      Income      Value
----------------------------------------------------------------------------------------------------------------------------------
May-99      Philip Utilities Management Corp.
            (Phillip Services Corp.)/ Azurix Corp.                               $107          $120           NA          NA
              (Operates and maintains water and wastewater treatment
              facilities)

Apr-99      U.S. Filter Corp./Vivendi SA                                        5,667         7,489          22.9x       3.27x
              (Manufacturer and installer of complete water systems
              for industrial users)

Jun-94     PSG, Inc. (Anjou Intl. Co.)/Air & Water Technologies Corp.              65            71          38.1        14.56*
             (Water and wastewater operations and maintenance services)


                                                                     Statistics
                                                                     Mean:                                  30.5x       3.27x
                                                                     Median:                                30.5        3.27






                                                                                           Aggregate Consideration
                                                                                             as a Multiple of LTM:
                                                                                ------------------------------------------------
Effective   Target/Acquiror                                                                                           Net Book
Date        (Target Description)                                                Sales          EBITDA        EBIT     Capital(b)
--------------------------------------------------------------------------      ------------------------------------------------
May-99      Philip Utilities Management Corp.
            (Phillip Services Corp.)/ Azurix Corp.                                 1.35x        21.6x       61.3x*       NA
              (Operates and maintains water and wastewater treatment
              facilities)

Apr-99      U.S. Filter Corp./Vivendi SA                                            1.55         12.0        15.6       2.11x
              (Manufacturer and installer of complete water systems
              for industrial users)

Jun-94     PSG, Inc. (Anjou Intl. Co.)/Air & Water Technologies Corp.               0.87         13.8        23.2       6.80*
             (Water and wastewater operations and maintenance services)


                                                                     Statistics
                                                                     Mean:          1.26x        15.8x       19.4x    2.11x
                                                                     Median:        1.35         13.8        19.4     2.11

NOTES:
* Multiplies excluded from the calculation of the mean and median
LTM = Latest Twelve Months prior to announcement of acquisition
(a) Aggregate Consideration = Equity Value plus Net Debt, where Net Debt equals Debt, Preferred Stock, and Minority Interest, less Cash
(b)  Net Book Capital = Book Value plus Net Debt





Stock Premium Analysis - Going-Private Transactions
($ in Millions, except per share amounts)
------------------------------------------------------------------------------
PARAMETERS:
             Transaction Size    $50.0 million - $1.0 billion
             Time Frame -        Last three years
             Other -             Buyer already owned > 50% but < 90% of target
------------------------------------------------------------------------------

                                                                                             Fully Diluted
                                                                                                % Held
    Date                                                                            Equity     Prior to        Per Share
  Announced          Acquiror                              Target                    Value     Acquisition    Price Paid
---------------------------------------------------------------------------------------------------------------------------
   May-97     Enron Corp.                       Enron Global Power & Pipelines      $415.0           51.9       $33.16
   Sep-98     Usinor SA                         J&L Specialty Steel Inc.             114.8           53.5         6.38
   Jan-97     Monsanto Co.                      Calgene Inc. (Monsanto Co.)          242.5           54.5         8.00
   Aug-96     Chemed Corp.                      Roto-Rooter Inc. (Chemned Corp.)      88.6           58.0        41.00
   Mar-98     Investor Group                    BET Holdings Inc.                    471.5           63.0        63.00
   Feb-97     Sun Healthcare Group Inc.         Contour Medical                       44.7           65.3         8.50
   Jan-97     Zurich Versicherungs GmbH         Zurich Reinsurance Centre            355.5           66.0        39.50
   Oct-98     Bank of America National Trust    BA Merchant Svcs. (Bank America)     334.2           66.6        20.50
   Jun-97     Anthem Inc.                       Acordia Inc. (Anthem Inc.) (a)       203.2           60.9        40.00
   Jun-97     Waste Management Inc.             Wheelabrator Technologies Inc.       869.7           67.0        16.50
   Apr-98     Down AgroSciences (Dow Chemical)  Mycogen Corp. (Dow AgroSciences)     374.2           68.3        28.00
   Jan-98     Buhrmann NV                       BT Office Products Intl. Inc.        138.1           70.0        13.75
   Jun-97     FH Faulding & Co. Ltd.            Faulding Inc. (FH Faulding & Co.)     79.0           71.1        13.50
   May-96     Novartis AG                       SyStemix Inc. (Novartis AG)           75.8           73.2        19.50
   Jan-98     Rayonier Inc.                     Rayonier Timberlands LP               65.8           74.7        13.00
   Jul-96     Gold Kist Inc.                    Golden Poultry Co. Inc.               53.1           75.0        14.25
   Mar-98     Xerox Corp.                       XL Connect Solutions Inc.             71.0           80.0        20.00
   Sep-97     Orion Capital Corp.               Guaranty National Corp.              105.6           80.5        36.00
   Oct-98     Allmerica Financial Corp.         Citizens Corp. (Hanover Inn. Co.)    195.9           82.5        33.25
   Mar-98     ISP Holdings Inc.                 Intl. Specialty Prods.               430.0           84.0        16.13
   May-97     Texas Industries Inc.             Chaparral Steel Co. (Texas Ind.)      76.3           84.4        15.50
   Oct-96     Renco Group Inc.                  WCI Steel Inc. (Renco Group Inc.)     56.9           84.5        10.00
   Feb-97     Petrofina SA                      Fina Inc. (b)                        289.7           85.8        65.35
   Mar-96     Equity Holdings                   Great American Mgmt. & Invt. Inc.     67.4           87.9        50.00




                                                                                                      PREMIUMS PAID
                                                                                ---------------------------------------------------
    Date                                                                         Initial Offer v.   One-Day    One-Week   One-Month
  Announced          Acquiror                              Target                 Revised Offer     Prior       Prior       Prior
-----------------------------------------------------------------------------------------------------------------------------------
   May-97     Enron Corp.                       Enron Global Power & Pipelines            3.6%       9.6%        11.5%       17.4%
   Sep-98     Usinor SA                         J&L Specialty Steel Inc.                  2.1%     100.2%       112.7%       37.9%
   Jan-97     Monsanto Co.                      Calgene Inc. (Monsanto Co.)              10.3%      45.0%        60.0%       60.0%
   Aug-96     Chemed Corp.                      Roto-Rooter Inc. (Chemned Corp.)          0.0%      12.3%        12.3%       11.2%
   Mar-98     Investor Group                    BET Holdings Inc.                        31.3%      53.7%        58.5%       58.2%
   Feb-97     Sun Healthcare Group Inc.         Contour Medical                           0.0%      21.4%        47.8%       58.1%
   Jan-97     Zurich Versicherungs GmbH         Zurich Reinsurance Centre                 9.7%      28.5%        30.0%       22.5%
   Oct-98     Bank of America National Trust    BA Merchant Svcs. (Bank America)         32.3%      47.1%        56.2%       42.0%
   Jun-97     Anthem Inc.                       Acordia Inc. (Anthem Inc.) (a)           17.6%      43.5%        42.9%       39.1%
   Jun-97     Waste Management Inc.             Wheelabrator Technologies Inc.           10.0%      26.9%        28.2%       30.7%
   Apr-98     Down AgroSciences (Dow Chemical)  Mycogen Corp. (Dow AgroSciences)         36.6%      41.8%        40.0%       52.4%
   Jan-98     Buhrmann NV                       BT Office Products Intl. Inc.            31.0%      32.5%        78.9%       78.9%
   Jun-97     FH Faulding & Co. Ltd.            Faulding Inc. (FH Faulding & Co.)        12.5%      25.6%        22.7%       45.9%
   May-96     Novartis AG                       SyStemix Inc. (Novartis AG)              14.7%       4.7%        69.6%       59.2%
   Jan-98     Rayonier Inc.                     Rayonier Timberlands LP                   0.0%      11.2%        25.3%       17.5%
   Jul-96     Gold Kist Inc.                    Golden Poultry Co. Inc.                   0.0%      52.0%        50.0%       39.0%
   Mar-98     Xerox Corp.                       XL Connect Solutions Inc.                 0.0%    (11.1%)        15.1%       22.1%
   Sep-97     Orion Capital Corp.               Guaranty National Corp.                   5.9%      10.8%        23.9%       27.7%
   Oct-98     Allmerica Financial Corp.         Citizens Corp. (Hanover Inn. Co.)         0.0%      20.6%        17.2%       20.9%
   Mar-98     ISP Holdings Inc.                 Intl. Specialty Prods.                    0.0%     (7.9%)      (10.1%)        1.2%
   May-97     Texas Industries Inc.             Chaparral Steel Co. (Texas Ind.)          8.8%      20.4%        25.3%       29.2%
   Oct-96     Renco Group Inc.                  WCI Steel Inc. (Renco Group Inc.)         0.0%      17.6%        29.0%       77.8%
   Feb-97     Petrofina SA                      Fina Inc. (b)                             8.9%      30.4%        29.1%       32.4%
   Mar-96     Equity Holdings                   Great American Mgmt. & Invt. Inc.         0.0%       2.6%         4.2%        3.6%


                                                                        MEAN              9.8%      26.6%        36.7%       36.9%
                                                                        MEDIAN            7.3%      23.5%        29.1%       35.2%
                                                                        MAX              36.6%     100.2%        112.7%      78.9%
                                                                        MIN               0.0%    (11.1%)       (10.1%)       1.2%

NOTES:
Source: Securities Data Corporation, Public Filings and relevant news articles
(a) Premiums are prior to the announcement that the companies were undergoing a "strategic review"
(b) The final offer price includes the additional of a warrant with a net value of approximately $5.35 per warrant





DISCOUNTED CASH FLOW ANALYSIS BASED ON MANAGEMENT FINANCIAL PROJECTIONS

                        TERMINAL VALUE BASED ON EBITDA MULTIPLE


                              ESTIMATED PRICE PER SHARE (a)
-----------------------------------------------------------------------------
   DISCOUNT                           2003 EBITDA MULTIPLE
                -------------------------------------------------------------
     RATES           7.0X          8.0X           9.0X           10.0X
-----------------------------------------------------------------------------
     10.0%       $     0.65    $     0.77    $      0.89     $     1.01
     12.0%             0.58          0.69           0.79           0.90
     14.0%             0.51          0.61           0.71           0.81
-----------------------------------------------------------------------------





REVIEW OF DISCOUNTED CASH FLOW ANALYSIS ASSUMPTIONS


o Discount rates were assumed to be 10% to 14% based on a Weighted Average Cost of Capital Analysis of the comparable companies
    o Risk-free rate assumed to be approximately 5.8%, the current yield on 10-year Treasury notes
    o Unlevered beta of approximately 0.56, the mean beta for comparable companies
    o Market risk premium (defined as the average premium of the overall U.S. equity market to the risk-free rate of return, which in turn is defined as the current rate of return on a 10-year U.S. Treasury
        Bond) of 7.5% per Ibbotson & Associates
    o Equity value as 85.9% of H2O's aggregate value based on current company capitalization

o The analysis employed a terminal EBITDA multiple range of 7x to 10x, based on historical and current mean EBITDA multiples for comparable companies

o Based on April 30, 1999 balance sheet as presented in H2O's most recent 10Q; "Year One" cash flow is based on operating budgets for 1999

o   Based on management's projections from 2001 to 2003




H2O'S NET OPERATING LOSS CARRY-FORWARDS ("NOLS") ARE POTENTIALLY A SIGNIFICANT ASSET OF THE COMPANY


o H20's current NOL balance is $357.2 million as of fiscal year end 1998 and is likely to be larger due to losses incurred in 1999
    o   Resulting from losses incurred between 1987 and today
    o Over half of the total balance was incurred in 1994 and 1995 and expires in 2008 and 2009


                              H2O NOL SCHEDULE
                           (dollars in millions)

[Following is a statistical data table in lieu of a graphic image in the printed document]

      Year Incurred-Year Expires           NOLs           Cumulative NOL
                                         Incurred            Balance
               1987-2002                   6.2                 6.2
               1988-2003                   11.3                17.5
               1989-2004                   22.5                40.0
               1990-2005                   16.3                56.3
               1992-2006                   15.2                71.6
               1993-2007                   19.4                90.9
               1994-2008                  107.9               198.9
               1995-2009                   89.0               287.9
               1996-2010                   13.3               301.2
               1997-2011                   26.8               327.9
               1998-2012                   29.3               357.2





VIVENDI'S ADVISORS HAVE INDICATED THAT VIVENDI EXPECTS TO UTILIZE THE FULL VALUE OF THE NOLS OVER THE NEXT THREE YEARS


o   Vivendi's objective is to:
    o   Avoid Section 382 Limitation
    o To use the full NOL to offset taxable income in its North American consolidated tax group over the next three years
o Vivendi stated it will have to utilize H2O's NOL over three years because of the leverage incurred as part of the U.S. Filter transaction


            POTENTIAL NET PRESENT PER SHARE VALUE OF H20 NOL (a)


                                                 ASSUMED EFFECTIVE TAX RATE
                                             ---------------------------------
                                             35.00%        36.35%      37.50%
                                             ---------------------------------
               DISCOUNT          8%          $0.58         $0.60       $0.62

                 RATE
                                10%          $0.56         $0.58       $0.60
                                12%          $0.54         $0.56       $0.58
                                14%          $0.52         $0.54       $0.56


NOTES:
(a) Assumes equal utilization of H20's NOL over a three year period beginning with the Year 2000





Trading History                                           Highly Confidential

RELATIVE TO THE S&P, H2O AND ITS PEER GROUP HAVE PERFORMED POORLY OVER THE LAST FIVE YEARS



                             Index Price Graph
                   Daily From June 28, 1994-June 29,1999

[LINE GRAPH COMPARING THE INDEXED PRICE GROWTH OF AQUA ALLIANCE CORPORATION VS. THE INDEXED PRICE GROWTH OF THE S&P 500 AND THE INDEXED PRICE GROWTH OF THE O&M AND C&E COMPOSITE COMPANIES FOR THE PERIODS FROM 6/28/94 TO 6/29/99. OVER THIS PERIOD, THE INDEXED PRICE OF AQUA ALLIANCE CORPORATION HAS DECREASED FROM 100 TO 24, THE INDEXED PRICE OF THE O&M AND C&E COMPOSITE COMPANIES HAS INCREASED FROM 100 TO 205, AND THE INDEXED PRICE OF THE S&P 500 HAS INCREASED FROM 100 TO 295]




NOTES:
(a) The Composite consists of American Water Works Co., Inc., URS Corporation, Harding Lawson Associates, Randers Killam Group Inc., Roy F. Weston, Inc., The IT Group Inc., Tetra Tech Inc., and United Water Resources





WHILE THE COMPARABLE PEER GROUP HAS PERFORMED IN-LINE WITH THE S&P OVER THE LAST YEAR, H2O HAS BEEN HIGHLY VOLATILE


                             Index Price Graph
                   Daily From June 26, 1998-June 29,1999

[LINE GRAPH COMPARING THE INDEXED PRICE GROWTH OF AQUA ALLIANCE CORPORATION VS. THE INDEXED PRICE GROWTH OF THE S&P 500 AND THE INDEXED PRICE GROWTH OF THE O&M AND C&E COMPOSITE COMPANIES FOR THE PERIODS FROM 6/26/98 TO 6/29/99. OVER THIS PERIOD, THE INDEXED PRICE OF AQUA ALLIANCE CORPORATION HAS BEEN HIGHLY VOLATILE AND HAS DECREASED FROM 100 TO 90, THE INDEXED PRICE OF THE O&M AND C&E COMPOSITE COMPANIES HAS PERFORMED IN-LINE WITH THE S&P 500 AND HAS INCREASED FROM 100 TO 115, AND THE INDEXED PRICE OF THE S&P 500 HAS INCREASED FROM 100 TO 117]





NOTES:
(a) The Composite consists of American Water Works Co., Inc., URS Corporation, Harding Lawson Associates, Randers Killam Group Inc., Roy F. Weston, Inc., The IT Group Inc., Tetra Tech Inc., and United Water Resources





ONLY 9% OF H2O'S SHARES HAVE TRADED ABOVE $2.90 OVER THE LAST TWO YEARS


                                                            Daily from June 27, 1997 - June 29, 1999
                                                              (At Ascending Share Price Intervals)

[Following is a statistical data table in lieu of a graphic image in the printed document]

----------------------------------------------------------------------------------------------------------------------------------
SHARE PRICE INTERVAL            $0.90-$1.39      $1.40-$1.89      $1.90-$2.39      $2.40-$2.89       $2.90-$3.39       $3.40-$5.00
----------------------------------------------------------------------------------------------------------------------------------
Shares Traded (in millions)         2.9             17.0              18.0             3.9               2.9               1.1

Cum. Vol. at or Above as
    % of Vol. Traded              $100.0%           93.6%            56.5%            17.2%              8.7%             2.4%

Trading Vol. as a
    % of Vol. Traded               6.4%             37.1%            39.4%             8.4%              6.3%             2.4%

Trading Vol. as % of
    Float (a)                      9.2%             53.9%            57.1%            12.2%              9.2%             3.5%

Cum. Trading Vol. as % of          6.4%             43.5%            82.9%            96.3%             97.6%            100.0%
Total Traded
---------------------------------------------------------------------------------------------------------------------------------


NOTES:
(a)   Assumes 31.6 mm shares.





IN THE PAST SIX MONTHS NONE OF THE PUBLICLY-HELD SHARES HAVE TRADED ABOVE $2.90


                                  Daily from December 29, 1998 - June 29, 1999
                                       (At Ascending Share Price Intervals)

[Following is a statistical data table in lieu of a graphic image in the printed document]

                                               SHARE PRICE INTERVALS
---------------------------------------------------------------------------------------------------
SHARE PRICE INTERVAL                $1.10-$1.69      $1.70-$2.29      $2.30-$2.89     $2.90-$3.49
---------------------------------------------------------------------------------------------------
Shares Traded (in millions)             5.2              5.9              1.2             0.0

Cum. Vol. at or Above as
    % of Vol. Traded                  $100.0%           57.6%            9.5%            0.0%

Trading Vol. as a
    % of Vol. Traded                   42.4%            48.1%            9.5%            0.0%

Trading Vol. as % of
    Float (a)                          16.6%            18.8%            3.7%            0.0%

Cumulative Trading Volume
as % of Total Traded                   42.4%            90.5%           100.0%          100.0%
---------------------------------------------------------------------------------------------------


NOTES:
(a)  Assumes 31.6 mm shares.





ONE-YEAR PRICE AND VOLUME GRAPH

Price and Volume
Daily from June 26, 1998 - June 29, 1999

[Following is a statistical data table in lieu of a graphic image in the printed document]

                       Date          Volume          Price
                    6/26/98         196,700          2 5/8
                    6/29/98         285,300          2 11/16
                    6/30/98         870,300          3 1/8
                    7/01/98         173,200          2 15/16
                    7/02/98          42,900          2 15/16
                    7/03/98               0          HOL
                    7/06/98         315,600          3 1/4
                    7/07/98          87,300          3 1/8
                    7/08/98          69,000          3 1/16
                    7/09/98          73,600          3 1/16
                    7/10/98         121,800          3 1/16
                    7/13/98         146,500          3 3/16
                    7/14/98          94,800          3 1/16
                    7/15/98          94,800          3 1/4
                    7/16/98         178,800          3 5/16
                    7/17/98          45,400          3 1/8
                    7/20/98          92,900          3 5/16
                    7/21/98          79,900          3 1/16
                    7/22/98         111,300          3 1/16
                    7/23/98         164,500          2 13/16
                    7/24/98          97,500          2 3/4
                    7/27/98          51,600          2 15/16
                    7/28/98          81,000          2 13/16
                    7/29/98          34,700          2 13/16
                    7/30/98          67,900          2 13/16
                    7/31/98         120,200          2 1/2
                    8/03/98          42,700          2 5/8
                    8/04/98          53,200          2 3/8
                    8/05/98          87,500          2 7/16
                    8/06/98          48,000          2 3/4
                    8/07/98          60,300          2 13/16
                    8/10/98          33,600          2 3/4
                    8/11/98          80,000          2 7/16
                    8/12/98          46,500          2 7/16
                    8/13/98          77,000          2 5/8
                    8/14/98          26,400          2 5/8
                    8/17/98          33,500          2 7/16
                    8/18/98          27,600          2 3/4
                    8/19/98          46,900          2 1/2
                    8/20/98          14,000          2 7/16
                    8/21/98          49,100          2 1/2
                    8/24/98          18,200          2 5/8
                    8/25/98          76,100          2 1/4
                    8/26/98          49,600          2 7/16
                    8/27/98          78,700          2 1/16
                    8/28/98          67,700          2
                    8/31/98         143,800          1 7/8
                    9/01/98          96,200          2 1/16
                    9/02/98          33,300          2 1/8
                    9/03/98          12,700          2
                    9/04/98          16,000          1 7/8
                    9/07/98               0          HOL
                    9/08/98          86,000          2 3/16
                    9/09/98          48,000          2
                    9/10/98         116,700          1 11/16
                    9/11/98          47,800          1 7/8
                    9/14/98          28,100          1 7/8
                    9/15/98         243,500          1 7/8
                    9/16/98          64,500          1 7/8
                    9/17/98          83,100          2 1/16
                    9/18/98         102,700          2 3/8
                    9/21/98          38,100          2 3/16
                    9/22/98         320,300          2 1/4
                    9/23/98          28,800          2 3/16
                    9/24/98          52,500          2 3/16
                    9/25/98          23,100          2 1/16
                    9/28/98          17,100          2 1/8
                    9/29/98         142,300          2 1/16
                    9/30/98          58,500          2
                   10/01/98         189,300          1 3/4
                   10/02/98          59,400          1 5/8
                   10/05/98          32,700          1 11/16
                   10/06/98         216,600          1 5/8
                   10/07/98         173,900          1 13/16
                   10/08/98          29,600          1 5/8
                   10/09/98          30,000          1 7/16
                   10/12/98          46,700          1 7/16
                   10/13/98          75,100          1 7/16
                   10/14/98          35,500          1 7/16
                   10/15/98          47,800          1 1/2
                   10/16/98           5,400          1 1/2
                   10/19/98          31,000          1 9/16
                   10/20/98          42,500          1 7/16
                   10/21/98          45,000          1 5/16
                   10/22/98         335,500          1 3/8
                   10/23/98         136,500          1 3/4
                   10/26/98         116,800          2 1/8
                   10/27/98          70,600          2
                   10/28/98          47,900          2
                   10/29/98          69,100          2
                   10/30/98         141,000          2 1/4
                   11/02/98         182,300          2 3/16
                   11/03/98          40,300          2 1/4
                   11/04/98          48,800          2
                   11/05/98          23,900          2
                   11/06/98          20,400          2
                   11/09/98          13,800          2
                   11/10/98           7,500          1 15/16
                   11/11/98          11,300          1 7/8
                   11/12/98           3,600          1 7/8
                   11/13/98          16,500          1 11/16
                   11/16/98          24,100          1 13/16
                   11/17/98           3,400          1 3/4
                   11/18/98          24,900          1 13/16
                   11/19/98           3,000          1 7/8
                   11/20/98          32,600          1 11/16
                   11/23/98          42,200          1 7/8
                   11/24/98          70,900          1 3/4
                   11/25/98          38,900          1 15/16
                   11/26/98               0          HOL
                   11/27/98         121,500          2
                   11/30/98           9,200          2
                   12/01/98         273,000          2 1/16
                   12/02/98         395,800          2 1/2
                   12/03/98         130,400          2 1/4
                   12/04/98         139,200          2 3/16
                   12/07/98          82,600          2
                   12/08/98          41,000          1 7/8
                   12/09/98          60,700          2
                   12/10/98          32,700          1 7/8
                   12/11/98          23,600          1 13/16
                   12/14/98          44,800          1 7/8
                   12/15/98         109,700          1 15/16
                   12/16/98          37,300          1 7/8
                   12/17/98          82,500          1 7/8
                   12/18/98          64,000          1 13/16
                   12/21/98          43,200          1 13/16
                   12/22/98          55,900          1 13/16
                   12/23/98          16,800          1 13/16
                   12/24/98          19,100          1 3/4
                   12/25/98               0          HOL
                   12/28/98          63,500          2
                   12/29/98          54,700          2 1/16
                   12/30/98          21,000          2
                   12/31/98          76,500          2 1/16
                    1/01/99               0          HOL
                    1/04/99          69,900          2 1/8
                    1/05/99          35,400          2
                    1/06/99          41,200          2 3/16
                    1/07/99          48,800          2 1/8
                    1/08/99         104,700          2 3/16
                    1/11/99          52,700          1 7/8
                    1/12/99         306,200          1 11/16
                    1/13/99         258,700          1 1/2
                    1/14/99         214,200          1 1/2
                    1/15/99         101,800          1 1/2
                    1/18/99               0          HOL
                    1/19/99        ,470,600          1 11/16
                    1/20/99          72,800          1 11/16
                    1/21/99         129,800          1 9/16
                    1/22/99          68,700          1 1/2
                    1/25/99          98,600          1 9/16
                    1/26/99         203,800          1 13/16
                    1/27/99         127,700          1 9/16
                    1/28/99          96,300          1 11/16
                    1/29/99         170,000          1 3/4
                    2/01/99          97,900          1 13/16
                    2/02/99          50,400          1 3/4
                    2/03/99          57,200          1 13/16
                    2/04/99          66,100          1 13/16
                    2/05/99          59,000          1 9/16
                    2/08/99          35,500          1 5/8
                    2/09/99          58,400          1 9/16
                    2/10/99          30,800          1 5/8
                    2/11/99          47,000          1 9/16
                    2/12/99          50,300          1 1/2
                    2/15/99               0          HOL
                    2/16/99         190,700          1 7/16
                    2/17/99          93,000          1 5/16
                    2/18/99         240,300          1 1/8
                    2/19/99          99,500          1 7/16
                    2/22/99          56,000          1 1/2
                    2/23/99          17,300          1 1/2
                    2/24/99         135,700          1 9/16
                    2/25/99         163,600          1 5/16
                    2/26/99          46,300          1 7/16
                    3/01/99          46,700          1 3/8
                    3/02/99          22,700          1 3/8
                    3/03/99          25,100          1 7/16
                    3/04/99          47,700          1 7/16
                    3/05/99          22,300          1 1/2
                    3/08/99          31,300          1 3/8
                    3/09/99           7,100          1 3/8
                    3/10/99           3,600          1 3/8
                    3/11/99          28,800          1 1/2
                    3/12/99          32,500          1 3/8
                    3/15/99          52,600          1 7/16
                    3/16/99          43,300          1 5/16
                    3/17/99          85,600          1 3/8
                    3/18/99         133,700          1 7/16
                    3/19/99         113,000          1 7/16
                    3/22/99         623,300          2
                    3/23/99         301,700          1 7/8
                    3/24/99         245,500          2 1/16
                    3/25/99         412,900          2 7/16
                    3/26/99         192,700          2 3/8
                    3/29/99          98,000          2 3/8
                    3/30/99         243,200          2 3/8
                    3/31/99         525,900          2 1/4
                    4/01/99         188,300          2 1/16
                    4/02/99               0          HOL
                    4/05/99          29,400          2 1/8
                    4/06/99          87,600          2 1/16
                    4/07/99         129,900          2 1/16
                    4/08/99         108,000          2 1/8
                    4/09/99          52,600          2 1/16
                    4/12/99          66,900          2 3/16
                    4/13/99          91,000          2 3/8
                    4/14/99          82,300          2 5/16
                    4/15/99          32,900          2 5/16
                    4/16/99          37,800          2 5/16
                    4/19/99          41,800          2 1/4
                    4/20/99          38,900          2 3/16
                    4/21/99          35,600          2 1/8
                    4/22/99          19,100          2 1/8
                    4/23/99          22,800          2 1/8
                    4/26/99          30,700          2 1/8
                    4/27/99          67,500          2 3/16
                    4/28/99          86,900          2 1/8
                    4/29/99           5,900          2 1/8
                    4/30/99         103,500          2 1/8
                    5/03/99          73,600          2 1/8
                    5/04/99          32,100          2 1/4
                    5/05/99         254,900          2 1/8
                    5/06/99         145,000          2 3/16
                    5/07/99          29,100          2 1/4
                    5/10/99          30,300          2 1/4
                    5/11/99          27,100          2 1/4
                    5/12/99           4,100          2 1/8
                    5/13/99          40,200          2 3/16
                    5/14/99          29,300          2 1/4
                    5/17/99          25,100          2 1/8
                    5/18/99          22,400          2 1/8
                    5/19/99          23,100          2 1/8
                    5/20/99          30,600          2 3/16
                    5/21/99          72,200          2 5/16
                    5/24/99          27,600          2 5/16
                    5/25/99          17,400          2 3/16
                    5/26/99          49,000          2 1/16
                    5/27/99          17,000          2 1/4
                    5/28/99          54,200          2 3/8
                    5/31/99               0          HOL
                    6/01/99          86,700          2 3/8
                    6/02/99          11,300          2 5/16
                    6/04/99           9,500          2 5/16
                    6/07/99         200,200          2 1/2
                    6/08/99          81,900          2 5/16
                    6/09/99          39,300          2 3/8
                    6/10/99          21,700          2 5/16
                    6/11/99          26,200          2 1/4
                    6/14/99          51,700          2 1/4
                    6/15/99          65,700          2 5/16
                    6/16/99          28,300          2.375
                    6/17/99          66,200          2.3125
                    6/18/99         156,500          2.25
                    6/21/99          76,500          2.25
                    6/22/99          54,900          2.375
                    6/23/99          80,600          2.125
                    6/24/99          37,700          2.1875
                    6/25/99          11,900          2.25
                    6/28/99          70,400          2.375
                    6/29/99          18,900          2.375


Low Price on 2/18/99 - $1.13
High Price on 7/20/98 - $3.31






TWO-YEAR PRICE AND VOLUME GRAPH

Price and Volume
Daily from  June 27, 1997 - June 29, 1999

[Following is a statistical data table in lieu of a graphic image in the printed document]

                       Date              Close                Volume
                    6/27/97                  3               118,900
                    6/30/97                  3               135,000
                     7/1/97              3.125                27,400
                     7/2/97             3.3125                41,800
                     7/3/97                  3                20,100
                     7/7/97                  3                48,700
                     7/8/97             2.9375                30,900
                     7/9/97             2.9375                22,700
                    7/10/97             2.5625               131,400
                    7/11/97              2.625                33,700
                    7/14/97                2.5                76,700
                    7/15/97             2.5625                43,800
                    7/16/97             2.6875                24,100
                    7/17/97                  3               102,000
                    7/18/97              2.875                23,000
                    7/21/97               3.25                37,400
                    7/22/97              3.375                21,700
                    7/23/97               3.25                 4,900
                    7/24/97             2.9375                14,300
                    7/25/97              3.375                26,400
                    7/28/97               3.25                 6,900
                    7/29/97               3.25                   500
                    7/30/97             3.1875                46,100
                    7/31/97              3.125                 8,100
                     8/1/97              3.125                32,800
                     8/4/97               3.25                 9,900
                     8/5/97               3.75                67,100
                     8/6/97               3.75                53,600
                     8/7/97             3.6875                17,900
                     8/8/97                  4                28,000
                    8/11/97             3.9375                21,600
                    8/12/97              3.875                23,700
                    8/13/97               3.75                46,500
                    8/14/97             3.5625               568,100
                    8/15/97             3.5625                 7,800
                    8/18/97             3.4375                 6,900
                    8/19/97             3.4375                16,200
                    8/20/97             3.4375                 9,600
                    8/21/97                3.5                 1,200
                    8/22/97               3.25                20,300
                    8/25/97              3.125                26,400
                    8/26/97                  3                33,000
                    8/27/97              3.125                 7,500
                    8/28/97             2.9375                46,300
                    8/29/97                  3                12,700
                     9/2/97                  3                20,900
                     9/3/97                  3                26,700
                     9/4/97              3.125                11,600
                     9/5/97                3.5               116,000
                     9/8/97                3.5               123,000
                     9/9/97                3.5                18,100
                    9/10/97             3.5625                67,600
                    9/11/97              3.375                30,100
                    9/12/97             3.4375                 7,300
                    9/15/97              3.125                57,100
                    9/16/97              3.125                 1,500
                    9/17/97             1.4375               525,400
                    9/18/97              1.625               468,900
                    9/19/97             1.8125               100,600
                    9/22/97               1.75               119,400
                    9/23/97                1.5                97,800
                    9/24/97                1.5               179,300
                    9/25/97               1.75               621,800
                    9/26/97             1.9375               181,400
                    9/29/97             2.0625               152,700
                    9/30/97             2.0625                97,400
                    10/1/97             1.9375               138,900
                    10/2/97             1.8125               145,800
                    10/3/97               1.75                37,300
                    10/6/97              1.875                54,700
                    10/7/97             1.9375                74,400
                    10/8/97              1.875                86,400
                    10/9/97              1.875                21,400
                   10/10/97             1.9375                19,900
                   10/13/97             1.8125                68,600
                   10/14/97              1.875                16,600
                   10/15/97               1.75               140,400
                   10/16/97              1.625                51,400
                   10/17/97               1.75               154,100
                   10/20/97             1.8125                31,200
                   10/21/97                1.5               393,600
                   10/22/97                1.5               491,000
                   10/23/97             1.4375                36,900
                   10/24/97             1.5625                33,400
                   10/27/97                1.5                28,700
                   10/28/97              1.625                62,400
                   10/29/97                1.5                77,100
                   10/30/97              1.375               100,200
                   10/31/97                1.5               136,500
                    11/3/97              1.375                87,300
                    11/4/97                1.5                73,600
                    11/5/97             1.6875               250,900
                    11/6/97             1.6875                11,700
                    11/7/97             1.6875                27,100
                   11/10/97             1.6875               231,600
                   11/11/97             1.5625                62,300
                   11/12/97             1.5625                60,300
                   11/13/97                1.5                49,100
                   11/14/97             1.5625                26,500
                   11/17/97              1.625                 7,700
                   11/18/97              1.625                20,700
                   11/19/97             1.5625                 5,700
                   11/20/97             1.5625                 3,100
                   11/21/97             1.4375                17,400
                   11/24/97                1.5                62,800
                   11/25/97              1.375                72,700
                   11/26/97              1.125               123,900
                   11/28/97               1.25                33,900
                    12/1/97              1.125               404,100
                    12/2/97               1.25               106,800
                    12/3/97             1.1875                49,400
                    12/4/97             1.3125                61,200
                    12/5/97             1.3125               103,000
                    12/8/97             1.1875                91,100
                    12/9/97             1.1875                48,500
                   12/10/97             1.0625               143,500
                   12/11/97             1.0625                68,800
                   12/12/97             1.1875                51,300
                   12/15/97             1.1875                25,900
                   12/16/97              1.125                25,800
                   12/17/97              1.125                50,600
                   12/18/97              1.125                39,500
                   12/19/97             1.1875                87,700
                   12/22/97               1.25                41,800
                   12/23/97             1.1875                58,500
                   12/24/97              1.125               104,500
                   12/26/97              1.125                 7,300
                   12/29/97             1.1875                38,100
                   12/30/97              1.125                74,500
                   12/31/97              1.125               100,400
                     1/2/98             1.3125                38,000
                     1/5/98              1.375                20,600
                     1/6/98              1.375                85,500
                     1/7/98             1.4375                12,400
                     1/8/98              1.375                36,700
                     1/9/98             1.4375                 7,600
                    1/12/98             1.4375                 6,100
                    1/13/98              1.375                35,800
                    1/14/98             1.3125                30,600
                    1/15/98              1.375                15,700
                    1/16/98             1.4375               126,000
                    1/20/98              1.375                39,700
                    1/21/98              1.375                30,600
                    1/22/98              1.375                44,200
                    1/23/98              1.875                74,200
                    1/26/98              1.625                45,000
                    1/27/98             1.5625                12,400
                    1/28/98              1.625                25,600
                    1/29/98               1.75                44,800
                    1/30/98              1.625                12,200
                     2/2/98              1.625                33,900
                     2/3/98              1.625                14,400
                     2/4/98             1.6875               105,300
                     2/5/98              1.625                 6,500
                     2/6/98              1.625                14,100
                     2/9/98             1.6875                10,600
                    2/10/98             1.5625                12,800
                    2/12/98             1.5625                 4,600
                    2/13/98             1.5625                80,000
                    2/17/98                1.5                16,200
                    2/18/98                1.5                18,500
                    2/19/98             1.5625                39,700
                    2/20/98              1.625                84,000
                    2/23/98             1.5625               104,500
                    2/24/98                1.5               105,100
                    2/25/98                1.5                75,500
                    2/26/98             1.5625               238,600
                    2/27/98                1.5               130,000
                     3/2/98                1.5                60,700
                     3/3/98              1.625               227,100
                     3/4/98              1.625               424,400
                     3/5/98              1.875               320,100
                     3/6/98             1.8125               206,200
                     3/9/98             1.9375                50,600
                    3/10/98             2.0625               665,900
                    3/11/98             2.1875               497,400
                    3/12/98             2.3125               705,400
                    3/13/98              2.125               214,800
                    3/16/98              2.125                82,800
                    3/17/98                  2                46,400
                    3/18/98              2.125                98,800
                    3/19/98               2.25               195,500
                    3/20/98             2.1875               236,000
                    3/23/98             2.4375               130,000
                    3/24/98             2.3125               216,600
                    3/25/98             2.3125               203,300
                    3/26/98             2.0625                62,000
                    3/27/98             2.1875                86,600
                    3/30/98             2.0625               122,100
                    3/31/98             2.0625               143,300
                     4/1/98                  2               127,400
                     4/2/98                  2               134,500
                     4/3/98                  2                64,800
                     4/6/98              1.875                41,900
                     4/7/98              1.875               203,500
                     4/8/98             1.9375                54,700
                     4/9/98              2.125               164,100
                    4/13/98             2.0625                93,600
                    4/14/98             1.9375                54,100
                    4/15/98                  2                98,000
                    4/16/98             1.9375                17,000
                    4/17/98                  2                 9,200
                    4/20/98             2.0625                39,400
                    4/21/98              2.125                41,200
                    4/22/98                  2                74,700
                    4/23/98                  2                 8,300
                    4/24/98                  2               242,600
                    4/27/98             1.8125               188,500
                    4/28/98              1.875                42,300
                    4/29/98             1.8125                18,400
                    4/30/98              1.875                10,200
                     5/1/98             1.9375                12,800
                     5/4/98             1.9375                12,300
                     5/5/98             1.9375                15,600
                     5/6/98             1.8125                34,000
                     5/7/98              1.875                22,100
                     5/8/98              1.875                17,100
                    5/11/98              1.875                65,900
                    5/12/98             1.9375                20,500
                    5/13/98                  2               115,900
                    5/14/98                  2                25,500
                    5/15/98             2.0625                99,400
                    5/18/98             1.9375                69,700
                    5/19/98                  2                28,900
                    5/20/98                  2                50,400
                    5/21/98                  2                16,600
                    5/22/98             1.9375                35,700
                    5/26/98              1.875               106,300
                    5/27/98               1.75                83,200
                    5/28/98             2.0625               102,400
                    5/29/98                  2               193,500
                     6/1/98              1.875                92,500
                     6/2/98              1.875                27,400
                     6/3/98             1.8125                37,400
                     6/4/98              1.875               171,800
                     6/5/98               1.75               102,100
                     6/8/98               1.75               236,200
                     6/9/98              1.875                51,600
                    6/10/98             1.9375               107,900
                    6/11/98                  2                33,800
                    6/12/98              1.875                65,700
                    6/15/98               1.75                27,100
                    6/16/98              1.875               148,500
                    6/17/98                  2               206,700
                    6/18/98             1.9375               195,500
                    6/19/98             2.0625               396,900
                    6/22/98             2.0625                98,200
                    6/23/98                  2                81,800
                    6/24/98              2.125                50,200
                    6/25/98             2.3125               161,500
                    6/26/98              2.625               196,700
                    6/29/98             2.6875               285,300
                    6/30/98              3.125               870,300
                     7/1/98             2.9375               173,200
                     7/2/98             2.9375                42,900
                     7/6/98               3.25               315,600
                     7/7/98              3.125                87,300
                     7/8/98             3.0625                69,000
                     7/9/98             3.0625                73,600
                    7/10/98             3.0625               121,800
                    7/13/98             3.1875               146,500
                    7/14/98             3.0625                94,800
                    7/15/98               3.25                94,800
                    7/16/98             3.3125               178,800
                    7/17/98              3.125                45,400
                    7/20/98             3.3125                92,900
                    7/21/98             3.0625                79,900
                    7/22/98             3.0625               111,300
                    7/23/98             2.8125               164,500
                    7/24/98               2.75                97,500
                    7/27/98             2.9375                51,600
                    7/28/98             2.8125                81,000
                    7/29/98             2.8125                34,700
                    7/30/98             2.8125                67,900
                    7/31/98                2.5               120,200
                     8/3/98              2.625                42,700
                     8/4/98              2.375                53,200
                     8/5/98             2.4375                87,500
                     8/6/98               2.75                48,000
                     8/7/98             2.8125                60,300
                    8/10/98               2.75                33,600
                    8/11/98             2.4375                80,000
                    8/12/98             2.4375                46,500
                    8/13/98              2.625                77,000
                    8/14/98              2.625                26,400
                    8/17/98             2.4375                33,500
                    8/18/98               2.75                27,600
                    8/19/98                2.5                46,900
                    8/20/98             2.4375                14,000
                    8/21/98                2.5                49,100
                    8/24/98              2.625                18,200
                    8/25/98               2.25                76,100
                    8/26/98             2.4375                49,600
                    8/27/98             2.0625                78,700
                    8/28/98                  2                67,700
                    8/31/98              1.875               143,800
                     9/1/98             2.0625                96,200
                     9/2/98              2.125                33,300
                     9/3/98                  2                12,700
                     9/4/98              1.875                16,000
                     9/8/98             2.1875                86,000
                     9/9/98                  2                48,000
                    9/10/98             1.6875               116,700
                    9/11/98              1.875                47,800
                    9/14/98              1.875                28,100
                    9/15/98              1.875               243,500
                    9/16/98              1.875                64,500
                    9/17/98             2.0625                83,100
                    9/18/98              2.375               102,700
                    9/21/98             2.1875                38,100
                    9/22/98               2.25               320,300
                    9/23/98             2.1875                28,800
                    9/24/98             2.1875                52,500
                    9/25/98             2.0625                23,100
                    9/28/98              2.125                17,100
                    9/29/98             2.0625               142,300
                    9/30/98                  2                58,500
                    10/1/98               1.75               189,300
                    10/2/98              1.625                59,400
                    10/5/98             1.6875                32,700
                    10/6/98              1.625               216,600
                    10/7/98             1.8125               173,900
                    10/8/98              1.625                29,600
                    10/9/98             1.4375                30,000
                   10/12/98             1.4375                46,700
                   10/13/98             1.4375                75,100
                   10/14/98             1.4375                35,500
                   10/15/98                1.5                47,800
                   10/16/98                1.5                 5,400
                   10/19/98             1.5625                31,000
                   10/20/98             1.4375                42,500
                   10/21/98             1.3125                45,000
                   10/22/98              1.375               335,500
                   10/23/98               1.75               136,500
                   10/26/98              2.125               116,800
                   10/27/98                  2                70,600
                   10/28/98                  2                47,900
                   10/29/98                  2                69,100
                   10/30/98               2.25               141,000
                    11/2/98             2.1875               182,300
                    11/3/98               2.25                40,300
                    11/4/98                  2                48,800
                    11/5/98                  2                23,900
                    11/6/98                  2                20,400
                    11/9/98                  2                13,800
                   11/10/98             1.9375                 7,500
                   11/11/98              1.875                11,300
                   11/12/98              1.875                 3,600
                   11/13/98             1.6875                16,500
                   11/16/98             1.8125                24,100
                   11/17/98               1.75                 3,400
                   11/18/98             1.8125                24,900
                   11/19/98              1.875                 3,000
                   11/20/98             1.6875                32,600
                   11/23/98              1.875                42,200
                   11/24/98               1.75                70,900
                   11/25/98             1.9375                38,900
                   11/27/98                  2               121,500
                   11/30/98                  2                 9,200
                    12/1/98             2.0625               273,000
                    12/2/98                2.5               395,800
                    12/3/98               2.25               130,400
                    12/4/98             2.1875               139,200
                    12/7/98                  2                82,600
                    12/8/98              1.875                41,000
                    12/9/98                  2                60,700
                   12/10/98              1.875                32,700
                   12/11/98             1.8125                23,600
                   12/14/98              1.875                44,800
                   12/15/98             1.9375               109,700
                   12/16/98              1.875                37,300
                   12/17/98              1.875                82,500
                   12/18/98             1.8125                64,000
                   12/21/98             1.8125                43,200
                   12/22/98             1.8125                55,900
                   12/23/98             1.8125                16,800
                   12/24/98               1.75                19,100
                   12/28/98                  2                63,500
                   12/29/98             2.0625                54,700
                   12/30/98                  2                21,000
                   12/31/98             2.0625                76,500
                     1/4/99              2.125                69,900
                     1/5/99                  2                35,400
                     1/6/99             2.1875                41,200
                     1/7/99              2.125                48,800
                     1/8/99             2.1875               104,700
                    1/11/99              1.875                52,700
                    1/12/99             1.6875               306,200
                    1/13/99                1.5               258,700
                    1/14/99                1.5               214,200
                    1/15/99                1.5               101,800
                    1/19/99             1.6875             1,470,600
                    1/20/99             1.6875                72,800
                    1/21/99             1.5625               129,800
                    1/22/99                1.5                68,700
                    1/25/99             1.5625                98,600
                    1/26/99             1.8125               203,800
                    1/27/99             1.5625               127,700
                    1/28/99             1.6875                96,300
                    1/29/99               1.75               170,000
                     2/1/99             1.8125                97,900
                     2/2/99               1.75                50,400
                     2/3/99             1.8125                57,200
                     2/4/99             1.8125                66,100
                     2/5/99             1.5625                59,000
                     2/8/99              1.625                35,500
                     2/9/99             1.5625                58,400
                    2/10/99              1.625                30,800
                    2/11/99             1.5625                47,000
                    2/12/99                1.5                50,300
                    2/16/99             1.4375               190,700
                    2/17/99             1.3125                93,000
                    2/18/99              1.125               240,300
                    2/19/99             1.4375                99,500
                    2/22/99                1.5                56,000
                    2/23/99                1.5                17,300
                    2/24/99             1.5625               135,700
                    2/25/99             1.3125               163,600
                    2/26/99             1.4375                46,300
                     3/1/99              1.375                46,700
                     3/2/99              1.375                22,700
                     3/3/99             1.4375                25,100
                     3/4/99             1.4375                47,700
                     3/5/99                1.5                22,300
                     3/8/99              1.375                31,300
                     3/9/99              1.375                 7,100
                    3/10/99              1.375                 3,600
                    3/11/99                1.5                28,800
                    3/12/99              1.375                32,500
                    3/15/99             1.4375                52,600
                    3/16/99             1.3125                43,300
                    3/17/99              1.375                85,600
                    3/18/99             1.4375               133,700
                    3/19/99             1.4375               113,000
                    3/22/99                  2               623,300
                    3/23/99              1.875               301,700
                    3/24/99             2.0625               245,500
                    3/25/99             2.4375               412,900
                    3/26/99              2.375               192,700
                    3/29/99              2.375                98,000
                    3/30/99              2.375               243,200
                    3/31/99               2.25               525,900
                     4/1/99             2.0625               188,300
                     4/5/99              2.125                29,400
                     4/6/99             2.0625                87,600
                     4/7/99             2.0625               129,900
                     4/8/99              2.125               108,000
                     4/9/99             2.0625                52,600
                    4/12/99             2.1875                66,900
                    4/13/99              2.375                91,000
                    4/14/99             2.3125                82,300
                    4/15/99             2.3125                32,900
                    4/16/99             2.3125                37,800
                    4/19/99               2.25                41,800
                    4/20/99             2.1875                38,900
                    4/21/99              2.125                35,600
                    4/22/99              2.125                19,100
                    4/23/99              2.125                22,800
                    4/26/99              2.125                30,700
                    4/27/99             2.1875                67,500
                    4/28/99              2.125                86,900
                    4/29/99              2.125                 5,900
                    4/30/99              2.125               103,500
                     5/3/99              2.125                73,600
                     5/4/99               2.25                32,100
                     5/5/99              2.125               254,900
                     5/6/99             2.1875               145,000
                     5/7/99               2.25                29,100
                    5/10/99               2.25                30,300
                    5/11/99               2.25                27,100
                    5/12/99              2.125                 4,100
                    5/13/99             2.1875                40,200
                    5/14/99               2.25                29,300
                    5/17/99              2.125                25,100
                    5/18/99              2.125                22,400
                    5/19/99              2.125                23,100
                    5/20/99             2.1875                30,600
                    5/21/99             2.3125                72,200
                    5/24/99             2.3125                27,600
                    5/25/99             2.1875                17,400
                    5/26/99             2.0625                49,000
                    5/27/99               2.25                17,000
                    5/28/99              2.375                54,200
                     6/1/99              2.375                86,700
                     6/2/99             2.3125                11,300
                     6/3/99             2.3125                20,100
                     6/4/99             2.3125                 9,500
                     6/7/99                2.5               200,200
                     6/8/99             2.3125                81,900
                     6/9/99              2.375                39,300
                    6/10/99             2.3125                21,700
                    6/11/99               2.25                26,200
                    6/14/99               2.25                51,700
                    6/15/99             2.3125                65,700
                    6/16/99              2.375                28,300
                    6/17/99             2.3125                66,200
                    6/18/99               2.25               156,500
                    6/21/99               2.25                76,500
                    6/22/99              2.375                54,900
                    6/23/99              2.125                80,600
                    6/24/99             2.1875                37,700
                    6/25/99               2.25                11,900


Low Price on 12/11/97 - $1.06
High Price on 8/08/97 - $4.00





THREE-YEAR PRICE AND VOLUME GRAPH

Price and Volume
Daily from June 28, 1996 - June 29, 1999

[Following is a statistical data table in lieu of a graphic image in the printed document]

                       Date                Close                 Volume
                    6/28/96                    6                 30,700
                     7/1/96               6.0625                170,600
                     7/2/96               6.4375                 16,900
                     7/3/96                6.375                 75,700
                     7/5/96                6.375                 22,200
                     7/8/96                6.375                 22,400
                     7/9/96                6.375                 46,400
                    7/10/96                6.125                 14,500
                    7/11/96               6.1875                 19,600
                    7/12/96               6.1875                 29,400
                    7/15/96               5.9375                 43,200
                    7/16/96                    6                 13,800
                    7/17/96                6.125                 11,700
                    7/18/96                6.125                 36,400
                    7/19/96                 6.25                 16,800
                    7/22/96               6.1875                 14,800
                    7/23/96                    6                  5,500
                    7/24/96               5.9375                 21,400
                    7/25/96                    6                302,800
                    7/26/96               6.3125                249,800
                    7/29/96                 6.25                  8,100
                    7/30/96                6.375                 43,400
                    7/31/96                  6.5                  2,500
                     8/1/96               6.5625                 19,200
                     8/2/96                 6.75                 23,500
                     8/5/96                    8                101,200
                     8/6/96                  7.5                 70,100
                     8/7/96                7.625                 11,100
                     8/8/96                7.625                 33,200
                     8/9/96                7.125                 22,700
                    8/12/96                  7.5                  9,500
                    8/13/96                7.625                 27,000
                    8/14/96               7.6875                  9,800
                    8/15/96                  7.5                 32,100
                    8/16/96               7.4375                  8,800
                    8/19/96                7.875                 21,400
                    8/20/96                8.625                104,900
                    8/21/96                8.625                 76,000
                    8/22/96                 8.75                 23,600
                    8/23/96                9.125                 80,600
                    8/26/96                8.625                 18,900
                    8/27/96               8.5625                 18,600
                    8/28/96                  8.5                 36,100
                    8/29/96                8.375                 27,300
                    8/30/96                8.375                 22,500
                     9/3/96               8.1875                117,300
                     9/4/96               8.1875                 58,500
                     9/5/96                    8                 22,100
                     9/6/96                    8                 30,600
                     9/9/96                    8                 53,700
                    9/10/96                    8                 33,500
                    9/11/96               7.6875                131,100
                    9/12/96                7.875                 34,800
                    9/13/96                 7.75                 41,400
                    9/16/96                7.625                 29,300
                    9/17/96               7.4375                 24,500
                    9/18/96                7.125                 11,000
                    9/19/96               6.5625                 83,300
                    9/20/96                 6.75                 18,400
                    9/23/96                  6.5                 50,800
                    9/24/96                6.875                 78,600
                    9/25/96                    7                219,100
                    9/26/96                7.125                 14,500
                    9/27/96                7.125                  9,300
                    9/30/96                7.125                  9,100
                    10/1/96               6.5625                 15,800
                    10/2/96                6.875                 24,200
                    10/3/96                6.875                  6,900
                    10/4/96                6.875                 55,300
                    10/7/96                6.625                 29,400
                    10/8/96                  6.5                 12,200
                    10/9/96               6.3125                 45,000
                   10/10/96                 6.25                132,700
                   10/11/96               6.1875                 13,300
                   10/14/96                 6.25                 20,900
                   10/15/96                6.375                  8,000
                   10/16/96                6.375                  5,200
                   10/17/96                6.375                 18,300
                   10/18/96                6.125                 13,400
                   10/21/96                 6.25                 26,200
                   10/22/96                 6.25                 25,700
                   10/23/96                 6.25                 22,200
                   10/24/96                6.125                  1,900
                   10/25/96                6.125                    500
                   10/28/96                5.625                 10,200
                   10/29/96                  5.5                 67,700
                   10/30/96                 5.75                 27,200
                   10/31/96                6.375                 24,900
                    11/1/96                    6                 16,800
                    11/4/96               6.1875                  7,000
                    11/5/96                 6.25                  1,600
                    11/6/96               6.1875                  4,700
                    11/7/96                6.125                  8,700
                    11/8/96                6.375                 11,000
                   11/11/96               6.3125                  9,300
                   11/12/96                6.375                 12,900
                   11/13/96                6.375                  1,000
                   11/14/96                6.375                109,000
                   11/15/96               6.3125                  6,400
                   11/18/96               6.1875                  5,700
                   11/19/96                6.375                 12,600
                   11/20/96               6.1875                  6,500
                   11/21/96                6.125                  9,100
                   11/22/96                6.125                  9,300
                   11/25/96               5.9375                 22,700
                   11/26/96                    6                 31,900
                   11/27/96                6.125                127,600
                   11/29/96                 6.25                  2,000
                    12/2/96                 6.25                 11,100
                    12/3/96                 6.25                  9,400
                    12/4/96               6.1875                  9,900
                    12/5/96                6.125                  1,900
                    12/6/96               6.0625                 60,300
                    12/9/96                6.125                 37,000
                   12/10/96                6.125                 13,600
                   12/11/96               5.8125                  8,100
                   12/12/96                5.625                 78,600
                   12/13/96                  5.5                 31,100
                   12/16/96                 5.25                 38,200
                   12/17/96                5.375                  5,100
                   12/18/96                5.375                 18,200
                   12/19/96               5.4375                  5,800
                   12/20/96               5.4375                 20,900
                   12/23/96                 5.25                 16,000
                   12/24/96                  5.5                 15,600
                   12/26/96                 5.75                 20,200
                   12/27/96                 5.75                  5,000
                   12/30/96                5.625                 42,500
                   12/31/96                 5.75                 35,900
                     1/2/97                    6                 63,200
                     1/3/97                 6.25                140,300
                     1/6/97                  6.5                104,000
                     1/7/97                 7.25                535,400
                     1/8/97                7.125                 59,100
                     1/9/97                6.625                 33,200
                    1/10/97                 6.75                  9,100
                    1/13/97                6.625                 29,100
                    1/14/97                 6.75                 35,500
                    1/15/97                  6.5                 18,000
                    1/16/97               6.4375                  9,600
                    1/17/97               6.3125                  9,000
                    1/20/97                6.125                 26,500
                    1/21/97                 6.25                 22,100
                    1/22/97                 6.25                 13,500
                    1/23/97               6.6875                  9,600
                    1/24/97               6.6875                 27,900
                    1/27/97                6.625                 13,700
                    1/28/97                  6.5                 12,000
                    1/29/97                 6.25                  9,300
                    1/30/97                  6.5                  7,300
                    1/31/97                6.375                 23,700
                     2/3/97               6.3125                 37,800
                     2/4/97               5.9375                 86,200
                     2/5/97                 5.25                172,200
                     2/6/97               5.1875                 87,100
                     2/7/97                5.125                126,300
                    2/10/97                5.375                 81,900
                    2/11/97                5.625                 18,300
                    2/12/97                 5.75                 54,800
                    2/13/97                5.375                 13,600
                    2/14/97                 5.25                 34,000
                    2/18/97                  5.5                 12,300
                    2/19/97                 5.75                 38,400
                    2/20/97                5.875                 73,300
                    2/21/97                 5.75                 24,400
                    2/24/97                 5.75                 20,900
                    2/25/97                 5.75                 48,100
                    2/26/97                5.875                 11,500
                    2/27/97                    6                 13,300
                    2/28/97               5.6875                 31,300
                     3/3/97                 5.75                  4,000
                     3/4/97                5.625                 15,400
                     3/5/97                5.625                  5,300
                     3/6/97                 5.75                  5,700
                     3/7/97                    6                 56,900
                    3/10/97                    6                 20,100
                    3/11/97               5.9375                 34,900
                    3/12/97                5.625                 31,100
                    3/13/97               5.5625                  5,900
                    3/14/97                 5.25                 97,700
                    3/17/97                5.125                 38,400
                    3/18/97               5.6875                 37,500
                    3/19/97                 5.25                257,400
                    3/20/97                5.125                 43,700
                    3/21/97                4.875                 94,300
                    3/24/97                    5                 34,100
                    3/25/97                  4.5                 67,600
                    3/26/97               4.8125                 19,800
                    3/27/97                4.875                  8,200
                    3/31/97                4.875                 21,100
                     4/1/97               4.9375                 14,000
                     4/2/97               4.8125                 77,900
                     4/3/97                 4.75                 25,800
                     4/4/97                 4.75                  9,100
                     4/7/97                 4.75                 31,600
                     4/8/97                 4.75                    900
                     4/9/97                5.125                 25,100
                    4/10/97                    5                 31,300
                    4/11/97               4.9375                  7,300
                    4/14/97                 4.75                  2,300
                    4/15/97               4.5625                 20,400
                    4/16/97               4.5625                 12,800
                    4/17/97                4.625                  4,100
                    4/18/97                  4.5                 10,600
                    4/21/97                  4.5                 11,500
                    4/22/97                  4.5                  7,500
                    4/23/97                4.125                 39,000
                    4/24/97                 4.25                 26,700
                    4/25/97                4.375                  1,600
                    4/28/97                4.375                 12,600
                    4/29/97                 4.25                 23,000
                    4/30/97                4.125                 13,100
                     5/1/97                4.125                 35,800
                     5/2/97                4.375                 23,400
                     5/5/97                  4.5                 13,100
                     5/6/97                 4.75                 39,800
                     5/7/97                 4.75                 17,700
                     5/8/97               4.6875                 28,100
                     5/9/97               4.6875                  3,000
                    5/12/97                  4.5                 16,400
                    5/13/97                4.625                  7,000
                    5/14/97                  4.5                  7,700
                    5/15/97               4.5625                  1,500
                    5/16/97                 4.75                  9,700
                    5/19/97                4.625                 11,700
                    5/20/97                 4.75                    600
                    5/21/97                4.625                  1,700
                    5/22/97               4.8125                 10,100
                    5/23/97                    5                133,400
                    5/27/97                4.875                  6,600
                    5/28/97                    5                 11,400
                    5/29/97               4.6875                  7,700
                    5/30/97                 4.75                  6,200
                     6/2/97                 4.75                 18,800
                     6/3/97                 4.75                  6,600
                     6/4/97                4.875                  6,300
                     6/5/97                    5                  1,000
                     6/6/97                    5                 26,400
                     6/9/97                5.125                 17,100
                    6/10/97               5.1875                  8,700
                    6/11/97                    5                 12,400
                    6/12/97                4.625                 56,000
                    6/13/97                4.625                 56,100
                    6/16/97                4.625                 13,500
                    6/17/97                4.375                 16,100
                    6/18/97                    4                 46,100
                    6/19/97                3.625                 53,600
                    6/20/97                 3.25                125,600
                    6/23/97                 2.75                274,800
                    6/24/97               2.5625                338,300
                    6/25/97                2.375                148,000
                    6/26/97               2.5625                233,700
                    6/27/97                    3                118,900
                    6/30/97                    3                135,000
                     7/1/97                3.125                 27,400
                     7/2/97               3.3125                 41,800
                     7/3/97                    3                 20,100
                     7/7/97                    3                 48,700
                     7/8/97               2.9375                 30,900
                     7/9/97               2.9375                 22,700
                    7/10/97               2.5625                131,400
                    7/11/97                2.625                 33,700
                    7/14/97                  2.5                 76,700
                    7/15/97               2.5625                 43,800
                    7/16/97               2.6875                 24,100
                    7/17/97                    3                102,000
                    7/18/97                2.875                 23,000
                    7/21/97                 3.25                 37,400
                    7/22/97                3.375                 21,700
                    7/23/97                 3.25                  4,900
                    7/24/97               2.9375                 14,300
                    7/25/97                3.375                 26,400
                    7/28/97                 3.25                  6,900
                    7/29/97                 3.25                    500
                    7/30/97               3.1875                 46,100
                    7/31/97                3.125                  8,100
                     8/1/97                3.125                 32,800
                     8/4/97                 3.25                  9,900
                     8/5/97                 3.75                 67,100
                     8/6/97                 3.75                 53,600
                     8/7/97               3.6875                 17,900
                     8/8/97                    4                 28,000
                    8/11/97               3.9375                 21,600
                    8/12/97                3.875                 23,700
                    8/13/97                 3.75                 46,500
                    8/14/97               3.5625                568,100
                    8/15/97               3.5625                  7,800
                    8/18/97               3.4375                  6,900
                    8/19/97               3.4375                 16,200
                    8/20/97               3.4375                  9,600
                    8/21/97                  3.5                  1,200
                    8/22/97                 3.25                 20,300
                    8/25/97                3.125                 26,400
                    8/26/97                    3                 33,000
                    8/27/97                3.125                  7,500
                    8/28/97               2.9375                 46,300
                    8/29/97                    3                 12,700
                     9/2/97                    3                 20,900
                     9/3/97                    3                 26,700
                     9/4/97                3.125                 11,600
                     9/5/97                  3.5                116,000
                     9/8/97                  3.5                123,000
                     9/9/97                  3.5                 18,100
                    9/10/97               3.5625                 67,600
                    9/11/97                3.375                 30,100
                    9/12/97               3.4375                  7,300
                    9/15/97                3.125                 57,100
                    9/16/97                3.125                  1,500
                    9/17/97               1.4375                525,400
                    9/18/97                1.625                468,900
                    9/19/97               1.8125                100,600
                    9/22/97                 1.75                119,400
                    9/23/97                  1.5                 97,800
                    9/24/97                  1.5                179,300
                    9/25/97                 1.75                621,800
                    9/26/97               1.9375                181,400
                    9/29/97               2.0625                152,700
                    9/30/97               2.0625                 97,400
                    10/1/97               1.9375                138,900
                    10/2/97               1.8125                145,800
                    10/3/97                 1.75                 37,300
                    10/6/97                1.875                 54,700
                    10/7/97               1.9375                 74,400
                    10/8/97                1.875                 86,400
                    10/9/97                1.875                 21,400
                   10/10/97               1.9375                 19,900
                   10/13/97               1.8125                 68,600
                   10/14/97                1.875                 16,600
                   10/15/97                 1.75                140,400
                   10/16/97                1.625                 51,400
                   10/17/97                 1.75                154,100
                   10/20/97               1.8125                 31,200
                   10/21/97                  1.5                393,600
                   10/22/97                  1.5                491,000
                   10/23/97               1.4375                 36,900
                   10/24/97               1.5625                 33,400
                   10/27/97                  1.5                 28,700
                   10/28/97                1.625                 62,400
                   10/29/97                  1.5                 77,100
                   10/30/97                1.375                100,200
                   10/31/97                  1.5                136,500
                    11/3/97                1.375                 87,300
                    11/4/97                  1.5                 73,600
                    11/5/97               1.6875                250,900
                    11/6/97               1.6875                 11,700
                    11/7/97               1.6875                 27,100
                   11/10/97               1.6875                231,600
                   11/11/97               1.5625                 62,300
                   11/12/97               1.5625                 60,300
                   11/13/97                  1.5                 49,100
                   11/14/97               1.5625                 26,500
                   11/17/97                1.625                  7,700
                   11/18/97                1.625                 20,700
                   11/19/97               1.5625                  5,700
                   11/20/97               1.5625                  3,100
                   11/21/97               1.4375                 17,400
                   11/24/97                  1.5                 62,800
                   11/25/97                1.375                 72,700
                   11/26/97                1.125                123,900
                   11/28/97                 1.25                 33,900
                    12/1/97                1.125                404,100
                    12/2/97                 1.25                106,800
                    12/3/97               1.1875                 49,400
                    12/4/97               1.3125                 61,200
                    12/5/97               1.3125                103,000
                    12/8/97               1.1875                 91,100
                    12/9/97               1.1875                 48,500
                   12/10/97               1.0625                143,500
                   12/11/97               1.0625                 68,800
                   12/12/97               1.1875                 51,300
                   12/15/97               1.1875                 25,900
                   12/16/97                1.125                 25,800
                   12/17/97                1.125                 50,600
                   12/18/97                1.125                 39,500
                   12/19/97               1.1875                 87,700
                   12/22/97                 1.25                 41,800
                   12/23/97               1.1875                 58,500
                   12/24/97                1.125                104,500
                   12/26/97                1.125                  7,300
                   12/29/97               1.1875                 38,100
                   12/30/97                1.125                 74,500
                   12/31/97                1.125                100,400
                     1/2/98               1.3125                 38,000
                     1/5/98                1.375                 20,600
                     1/6/98                1.375                 85,500
                     1/7/98               1.4375                 12,400
                     1/8/98                1.375                 36,700
                     1/9/98               1.4375                  7,600
                    1/12/98               1.4375                  6,100
                    1/13/98                1.375                 35,800
                    1/14/98               1.3125                 30,600
                    1/15/98                1.375                 15,700
                    1/16/98               1.4375                126,000
                    1/20/98                1.375                 39,700
                    1/21/98                1.375                 30,600
                    1/22/98                1.375                 44,200
                    1/23/98                1.875                 74,200
                    1/26/98                1.625                 45,000
                    1/27/98               1.5625                 12,400
                    1/28/98                1.625                 25,600
                    1/29/98                 1.75                 44,800
                    1/30/98                1.625                 12,200
                     2/2/98                1.625                 33,900
                     2/3/98                1.625                 14,400
                     2/4/98               1.6875                105,300
                     2/5/98                1.625                  6,500
                     2/6/98                1.625                 14,100
                     2/9/98               1.6875                 10,600
                    2/10/98               1.5625                 12,800
                    2/12/98               1.5625                  4,600
                    2/13/98               1.5625                 80,000
                    2/17/98                  1.5                 16,200
                    2/18/98                  1.5                 18,500
                    2/19/98               1.5625                 39,700
                    2/20/98                1.625                 84,000
                    2/23/98               1.5625                104,500
                    2/24/98                  1.5                105,100
                    2/25/98                  1.5                 75,500
                    2/26/98               1.5625                238,600
                    2/27/98                  1.5                130,000
                     3/2/98                  1.5                 60,700
                     3/3/98                1.625                227,100
                     3/4/98                1.625                424,400
                     3/5/98                1.875                320,100
                     3/6/98               1.8125                206,200
                     3/9/98               1.9375                 50,600
                    3/10/98               2.0625                665,900
                    3/11/98               2.1875                497,400
                    3/12/98               2.3125                705,400
                    3/13/98                2.125                214,800
                    3/16/98                2.125                 82,800
                    3/17/98                    2                 46,400
                    3/18/98                2.125                 98,800
                    3/19/98                 2.25                195,500
                    3/20/98               2.1875                236,000
                    3/23/98               2.4375                130,000
                    3/24/98               2.3125                216,600
                    3/25/98               2.3125                203,300
                    3/26/98               2.0625                 62,000
                    3/27/98               2.1875                 86,600
                    3/30/98               2.0625                122,100
                    3/31/98               2.0625                143,300
                     4/1/98                    2                127,400
                     4/2/98                    2                134,500
                     4/3/98                    2                 64,800
                     4/6/98                1.875                 41,900
                     4/7/98                1.875                203,500
                     4/8/98               1.9375                 54,700
                     4/9/98                2.125                164,100
                    4/13/98               2.0625                 93,600
                    4/14/98               1.9375                 54,100
                    4/15/98                    2                 98,000
                    4/16/98               1.9375                 17,000
                    4/17/98                    2                  9,200
                    4/20/98               2.0625                 39,400
                    4/21/98                2.125                 41,200
                    4/22/98                    2                 74,700
                    4/23/98                    2                  8,300
                    4/24/98                    2                242,600
                    4/27/98               1.8125                188,500
                    4/28/98                1.875                 42,300
                    4/29/98               1.8125                 18,400
                    4/30/98                1.875                 10,200
                     5/1/98               1.9375                 12,800
                     5/4/98               1.9375                 12,300
                     5/5/98               1.9375                 15,600
                     5/6/98               1.8125                 34,000
                     5/7/98                1.875                 22,100
                     5/8/98                1.875                 17,100
                    5/11/98                1.875                 65,900
                    5/12/98               1.9375                 20,500
                    5/13/98                    2                115,900
                    5/14/98                    2                 25,500
                    5/15/98               2.0625                 99,400
                    5/18/98               1.9375                 69,700
                    5/19/98                    2                 28,900
                    5/20/98                    2                 50,400
                    5/21/98                    2                 16,600
                    5/22/98               1.9375                 35,700
                    5/26/98                1.875                106,300
                    5/27/98                 1.75                 83,200
                    5/28/98               2.0625                102,400
                    5/29/98                    2                193,500
                     6/1/98                1.875                 92,500
                     6/2/98                1.875                 27,400
                     6/3/98               1.8125                 37,400
                     6/4/98                1.875                171,800
                     6/5/98                 1.75                102,100
                     6/8/98                 1.75                236,200
                     6/9/98                1.875                 51,600
                    6/10/98               1.9375                107,900
                    6/11/98                    2                 33,800
                    6/12/98                1.875                 65,700
                    6/15/98                 1.75                 27,100
                    6/16/98                1.875                148,500
                    6/17/98                    2                206,700
                    6/18/98               1.9375                195,500
                    6/19/98               2.0625                396,900
                    6/22/98               2.0625                 98,200
                    6/23/98                    2                 81,800
                    6/24/98                2.125                 50,200
                    6/25/98               2.3125                161,500
                    6/26/98                2.625                196,700
                    6/29/98               2.6875                285,300
                    6/30/98                3.125                870,300
                     7/1/98               2.9375                173,200
                     7/2/98               2.9375                 42,900
                     7/6/98                 3.25                315,600
                     7/7/98                3.125                 87,300
                     7/8/98               3.0625                 69,000
                     7/9/98               3.0625                 73,600
                    7/10/98               3.0625                121,800
                    7/13/98               3.1875                146,500
                    7/14/98               3.0625                 94,800
                    7/15/98                 3.25                 94,800
                    7/16/98               3.3125                178,800
                    7/17/98                3.125                 45,400
                    7/20/98               3.3125                 92,900
                    7/21/98               3.0625                 79,900
                    7/22/98               3.0625                111,300
                    7/23/98               2.8125                164,500
                    7/24/98                 2.75                 97,500
                    7/27/98               2.9375                 51,600
                    7/28/98               2.8125                 81,000
                    7/29/98               2.8125                 34,700
                    7/30/98               2.8125                 67,900
                    7/31/98                  2.5                120,200
                     8/3/98                2.625                 42,700
                     8/4/98                2.375                 53,200
                     8/5/98               2.4375                 87,500
                     8/6/98                 2.75                 48,000
                     8/7/98               2.8125                 60,300
                    8/10/98                 2.75                 33,600
                    8/11/98               2.4375                 80,000
                    8/12/98               2.4375                 46,500
                    8/13/98                2.625                 77,000
                    8/14/98                2.625                 26,400
                    8/17/98               2.4375                 33,500
                    8/18/98                 2.75                 27,600
                    8/19/98                  2.5                 46,900
                    8/20/98               2.4375                 14,000
                    8/21/98                  2.5                 49,100
                    8/24/98                2.625                 18,200
                    8/25/98                 2.25                 76,100
                    8/26/98               2.4375                 49,600
                    8/27/98               2.0625                 78,700
                    8/28/98                    2                 67,700
                    8/31/98                1.875                143,800
                     9/1/98               2.0625                 96,200
                     9/2/98                2.125                 33,300
                     9/3/98                    2                 12,700
                     9/4/98                1.875                 16,000
                     9/8/98               2.1875                 86,000
                     9/9/98                    2                 48,000
                    9/10/98               1.6875                116,700
                    9/11/98                1.875                 47,800
                    9/14/98                1.875                 28,100
                    9/15/98                1.875                243,500
                    9/16/98                1.875                 64,500
                    9/17/98               2.0625                 83,100
                    9/18/98                2.375                102,700
                    9/21/98               2.1875                 38,100
                    9/22/98                 2.25                320,300
                    9/23/98               2.1875                 28,800
                    9/24/98               2.1875                 52,500
                    9/25/98               2.0625                 23,100
                    9/28/98                2.125                 17,100
                    9/29/98               2.0625                142,300
                    9/30/98                    2                 58,500
                    10/1/98                 1.75                189,300
                    10/2/98                1.625                 59,400
                    10/5/98               1.6875                 32,700
                    10/6/98                1.625                216,600
                    10/7/98               1.8125                173,900
                    10/8/98                1.625                 29,600
                    10/9/98               1.4375                 30,000
                   10/12/98               1.4375                 46,700
                   10/13/98               1.4375                 75,100
                   10/14/98               1.4375                 35,500
                   10/15/98                  1.5                 47,800
                   10/16/98                  1.5                  5,400
                   10/19/98               1.5625                 31,000
                   10/20/98               1.4375                 42,500
                   10/21/98               1.3125                 45,000
                   10/22/98                1.375                335,500
                   10/23/98                 1.75                136,500
                   10/26/98                2.125                116,800
                   10/27/98                    2                 70,600
                   10/28/98                    2                 47,900
                   10/29/98                    2                 69,100
                   10/30/98                 2.25                141,000
                    11/2/98               2.1875                182,300
                    11/3/98                 2.25                 40,300
                    11/4/98                    2                 48,800
                    11/5/98                    2                 23,900
                    11/6/98                    2                 20,400
                    11/9/98                    2                 13,800
                   11/10/98               1.9375                  7,500
                   11/11/98                1.875                 11,300
                   11/12/98                1.875                  3,600
                   11/13/98               1.6875                 16,500
                   11/16/98               1.8125                 24,100
                   11/17/98                 1.75                  3,400
                   11/18/98               1.8125                 24,900
                   11/19/98                1.875                  3,000
                   11/20/98               1.6875                 32,600
                   11/23/98                1.875                 42,200
                   11/24/98                 1.75                 70,900
                   11/25/98               1.9375                 38,900
                   11/27/98                    2                121,500
                   11/30/98                    2                  9,200
                    12/1/98               2.0625                273,000
                    12/2/98                  2.5                395,800
                    12/3/98                 2.25                130,400
                    12/4/98               2.1875                139,200
                    12/7/98                    2                 82,600
                    12/8/98                1.875                 41,000
                    12/9/98                    2                 60,700
                   12/10/98                1.875                 32,700
                   12/11/98               1.8125                 23,600
                   12/14/98                1.875                 44,800
                   12/15/98               1.9375                109,700
                   12/16/98                1.875                 37,300
                   12/17/98                1.875                 82,500
                   12/18/98               1.8125                 64,000
                   12/21/98               1.8125                 43,200
                   12/22/98               1.8125                 55,900
                   12/23/98               1.8125                 16,800
                   12/24/98                 1.75                 19,100
                   12/28/98                    2                 63,500
                   12/29/98               2.0625                 54,700
                   12/30/98                    2                 21,000
                   12/31/98               2.0625                 76,500
                     1/4/99                2.125                 69,900
                     1/5/99                    2                 35,400
                     1/6/99               2.1875                 41,200
                     1/7/99                2.125                 48,800
                     1/8/99               2.1875                104,700
                    1/11/99                1.875                 52,700
                    1/12/99               1.6875                306,200
                    1/13/99                  1.5                258,700
                    1/14/99                  1.5                214,200
                    1/15/99                  1.5                101,800
                    1/19/99               1.6875              1,470,600
                    1/20/99               1.6875                 72,800
                    1/21/99               1.5625                129,800
                    1/22/99                  1.5                 68,700
                    1/25/99               1.5625                 98,600
                    1/26/99               1.8125                203,800
                    1/27/99               1.5625                127,700
                    1/28/99               1.6875                 96,300
                    1/29/99                 1.75                170,000
                     2/1/99               1.8125                 97,900
                     2/2/99                 1.75                 50,400
                     2/3/99               1.8125                 57,200
                     2/4/99               1.8125                 66,100
                     2/5/99               1.5625                 59,000
                     2/8/99                1.625                 35,500
                     2/9/99               1.5625                 58,400
                    2/10/99                1.625                 30,800
                    2/11/99               1.5625                 47,000
                    2/12/99                  1.5                 50,300
                    2/16/99               1.4375                190,700
                    2/17/99               1.3125                 93,000
                    2/18/99                1.125                240,300
                    2/19/99               1.4375                 99,500
                    2/22/99                  1.5                 56,000
                    2/23/99                  1.5                 17,300
                    2/24/99               1.5625                135,700
                    2/25/99               1.3125                163,600
                    2/26/99               1.4375                 46,300
                     3/1/99                1.375                 46,700
                     3/2/99                1.375                 22,700
                     3/3/99               1.4375                 25,100
                     3/4/99               1.4375                 47,700
                     3/5/99                  1.5                 22,300
                     3/8/99                1.375                 31,300
                     3/9/99                1.375                  7,100
                    3/10/99                1.375                  3,600
                    3/11/99                  1.5                 28,800
                    3/12/99                1.375                 32,500
                    3/15/99               1.4375                 52,600
                    3/16/99               1.3125                 43,300
                    3/17/99                1.375                 85,600
                    3/18/99               1.4375                133,700
                    3/19/99               1.4375                113,000
                    3/22/99                    2                623,300
                    3/23/99                1.875                301,700
                    3/24/99               2.0625                245,500
                    3/25/99               2.4375                412,900
                    3/26/99                2.375                192,700
                    3/29/99                2.375                 98,000
                    3/30/99                2.375                243,200
                    3/31/99                 2.25                525,900
                     4/1/99               2.0625                188,300
                     4/5/99                2.125                 29,400
                     4/6/99               2.0625                 87,600
                     4/7/99               2.0625                129,900
                     4/8/99                2.125                108,000
                     4/9/99               2.0625                 52,600
                    4/12/99               2.1875                 66,900
                    4/13/99                2.375                 91,000
                    4/14/99               2.3125                 82,300
                    4/15/99               2.3125                 32,900
                    4/16/99               2.3125                 37,800
                    4/19/99                 2.25                 41,800
                    4/20/99               2.1875                 38,900
                    4/21/99                2.125                 35,600
                    4/22/99                2.125                 19,100
                    4/23/99                2.125                 22,800
                    4/26/99                2.125                 30,700
                    4/27/99               2.1875                 67,500
                    4/28/99                2.125                 86,900
                    4/29/99                2.125                  5,900
                    4/30/99                2.125                103,500
                     5/3/99                2.125                 73,600
                     5/4/99                 2.25                 32,100
                     5/5/99                2.125                254,900
                     5/6/99               2.1875                145,000
                     5/7/99                 2.25                 29,100
                    5/10/99                 2.25                 30,300
                    5/11/99                 2.25                 27,100
                    5/12/99                2.125                  4,100
                    5/13/99               2.1875                 40,200
                    5/14/99                 2.25                 29,300
                    5/17/99                2.125                 25,100
                    5/18/99                2.125                 22,400
                    5/19/99                2.125                 23,100
                    5/20/99               2.1875                 30,600
                    5/21/99               2.3125                 72,200
                    5/24/99               2.3125                 27,600
                    5/25/99               2.1875                 17,400
                    5/26/99               2.0625                 49,000
                    5/27/99                 2.25                 17,000
                    5/28/99                2.375                 54,200
                     6/1/99                2.375                 86,700
                     6/2/99               2.3125                 11,300
                     6/3/99               2.3125                 20,100
                     6/4/99               2.3125                  9,500
                     6/7/99                  2.5                200,200
                     6/8/99               2.3125                 81,900
                     6/9/99                2.375                 39,300
                    6/10/99               2.3125                 21,700
                    6/11/99                 2.25                 26,200
                    6/14/99                 2.25                 51,700
                    6/15/99               2.3125                 65,700
                    6/16/99                2.375                 28,300
                    6/17/99               2.3125                 66,200
                    6/18/99                 2.25                156,500
                    6/21/99                 2.25                 76,500
                    6/22/99                2.375                 54,900
                    6/23/99                2.125                 80,600
                    6/24/99               2.1875                 37,700
                    6/25/99                 2.25                 11,900


Low Price on 12/11/97 - $1.06
High Price on 8/23/96 - $9.13

VIVENDI'S REVISED OFFER IMPLIES A $0.40 VALUE FOR EACH OUTSTANDING WARRANT


o     Treatment of Warrants for consolidations or mergers
      o "If the Company consolidates or merges with or into, or transfers or leases all or substantially all of its assets to, any person, upon consummation of such transaction, the Warrants shall automatically become exercisable for the kind and amount of securities, cash, or other assets which the holder of a Warrant would have owned immediately after the consolidation, merger, transfer or lease if the holder had exercised the Warrant immediately before the effective date of the transaction..." (Air and Water Technologies Corporation, Warrant Agreement, Section 12(e))

o     3.9 million Warrants outstanding

      o Currently trade on the American Stock Exchange with a traded public market value of $1.0 million ($0.25 per share as of 6/29/99)
      o   52 week high/low of $1.81/$0.16 per share, respectively
          ($7.2/$0.6 million)

o     Strike price of $2.50 and expiration date of 3/11/01
      o Warrants were issued during the Recapitalization as additional consideration to Non-Vivendi shareholders





Appendix B: Description of Comparable Companies      Highly Confidential

                         AMERICAN WATER WORKS INC.
                                VOORHEES, NJ

BUSINESS DESCRIPTION
      American Water Works Co., Inc. is a holding company which, together with its 22 regulated utility subsidiaries, comprises the largest group of privately-owned waterworks systems in the United States, serving a population of about 7 million people in 859 communities in 21 states.

      The American Water Works Service Co., a subsidiary, provides professional services as required to affiliated companies. These services include accounting, engineering, finance, water quality, information systems, human resource administration and training, purchasing, insurance placement, workplace safety, and management services.

      AWK also owns interests in finance companies which provide financing resources to communities in Pennsylvania, North Carolina, New York and Virginia to operate and upgrade their water and wastewater systems; and provide financing for the construction of a water treatment plant in Hingham, Massachusetts.


Indexed Price Chart                         Ticker:AWK

                  Exchange: NYSE                 (000's)

[Following is a statistical data table in lieu of a graphic image in the printed document]

DATE                        AWK                S&P 500
                       indexed price        indexed price
06/30/97                    100                  100
11/19/97                    123                  107
04/16/98                    144                  125
09/08/98                    132                  116
02/01/99                    140                  144
06/24/99                    136                  149

Source: FactSet and public filings


--------------------------------------------------------------------------------------------------------
                            MARKET INFORMATION (AS OF 6/29/99)
--------------------------------------------------------------------------------------------------------
Current Share Price:                $31.25                LTM EPS                  $1.56          20.1x
FD Shares Outstanding:              81.3                  1999E EPS                $1.65           18.9
Market Capitalization ($mm):        $2,542                2000E EPS                $1.75           17.9
Total Enterprise Value ($mm):       $4,853                3-5 Yr Growth Rate                         7%
52 wk High/Low:                     $34.75/$27.37
---------------------------------------------------------------------------------------------------------



---------------------------------------------------------------------------------------------------------------------------
                                    FINANCIAL SUMMARY ($ IN MILLIONS, EXCEPT PER SHARE DATA)
                                                                   DECEMBER 31,
                                    ---------------------------------------------------------------------------    LTM
SUMMARY INCOME STATEMENT                   1994          1995           1996           1997           1998       3/31/99
                                    ------------   -----------    -----------    -----------    -----------    ------------
Revenue                                  $770.2        $802.8         $894.6         $954.2       $1,017.8        $1,028.8
Growth                                       --          4.2%          11.4%           6.7%           6.7%            1.1%
GROSS PROFIT                              378.7         400.5          469.5          525.4          572.5           481.6
Margin                                    49.2%         49.9%          52.5%          55.1%          56.2%           46.8%
EBITDA                                    305.6         324.3          396.0          446.4          489.7           491.0
Margin                                    39.7%         40.4%          44.3%          46.8%          48.1%           47.7%
EBIT                                      232.7         244.3          294.0          333.9          359.9           357.3
Margin                                    30.2%         30.4%          32.9%          35.0%          35.4%           34.7%
NET INCOME                                 78.7          88.1          101.7          119.1          127.1           125.2
WA Shares Out                              67.2          66.7           77.6           82.2           80.4            80.5
EPS                                       $1.17         $1.32          $1.31          $1.45          $1.58           $1.56
D&A                                        72.9          80.0          101.9          112.5          129.8           133.6
Cap Ex                                    266.7         331.7          273.7          352.0          390.6              --

BALANCE SHEET DATA
Cash & Cash Equivalents                   $31.5         $23.7          $13.0          $12.7          $39.1           $45.6
Total Debt                              1,566.1       1,677.9        2,019.9        2,345.0        2,345.0         2,357.1
Shareholders' Equity                      733.4         818.9        1,057.9        1,142.4        1,239.2         1,246.6
---------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------
                      CURRENT MARKET MULTIPLES
----------------------------------------------------------------------------
TEV / LTM Revenue        4.7x       Market Value / LTM Net Income      20.1x
TEV / LTM EBITDA         9.9        Market Value / Book Value           2.0
TEV / LTM EBIT          13.6        Total Debt / EBITDA                 4.8
----------------------------------------------------------------------------

                           [Graph Chart Omitted]






                           ANGLIAN WATER SERVICES
                         HUNTINGDON, UNITED KINGDOM

BUSINESS DESCRIPTION

         Anglian Water Services is geographically the largest of the 10 regional water and sewerage services companies in England and Wales. In the Water services Business, Anglian serves over 4 million people, supplies 1.8 million properties and has 162 water treatment works. The Sewerage Services Business serves over 5.4 million people and 2.4 million properties and has 1,067 sewage treatment works.

         Anglian Water International provides high quality water and wastewater services to the world market, from the Americas to Australasia. These services include long-term concessions, operation and management, process design and contracting, innovative technology and design and build contracts.

         American Anglian, the company's U.S. subsidiary, is a joint venture providing water and wastewater services throughout North America.

SEGMENT INFORMATION (FY1998 SALES)
------------------------------------------------------
BUSINESS:
Water Supply & Sewerage Services          $1,182.7
International                                214.9
Other                                       (15.9)
                                      -------------
    Total                                 $1,381.6
GEOGRAPHY:
United Kingdom                            $1,261.5
Europe                                        60.8
Other                                         59.3
                                      -------------
     Total                                $1,381.6
------------------------------------------------------

-------------------------------------------------------------------------------------------------
                                       MARKET INFORMATION (AS OF 6/29/99)
-------------------------------------------------------------------------------------------------
Current Share Price:              $11.37          LTM EPS                  $1.30           8.7x
Shares Outstanding:               272.5           1999E EPS                $1.18            9.6
Market Capitalization ($mm):      $3,098          2000E EPS                $0.68           16.7
Total Enterprise Value ($mm):     $5,487          5 - Year Sales Rate                      5.1%
-------------------------------------------------------------------------------------------------



----------------------------------------------------------------------------------------------------------------------------
                                  FINANCIAL SUMMARY ($ IN MILLIONS, EXCEPT PER SHARE DATA)
                                                                           MARCH 31,
                                     ---------------------------------------------------------------------------------------
SUMMARY INCOME STATEMENT                    1994          1995           1996           1997           1998        1999
                                     ------------   -----------    -----------    -----------    -----------    ------------
Revenue                                 $1,118.0      $1,170.3       $1,260.7       $1,360.5       $1,381.6        $1,436.7
Growth                                         -          4.7%           7.7%           7.9%           1.6%            4.0%
EBITDA                                     478.6         564.1          617.6          684.1          735.3           785.0
Margin                                     42.8%         48.2%          49.0%          50.3%          53.2%           54.6%
EBIT                                       370.1         438.2          477.3          531.8          571.3           598.1
Margin                                     33.1%         37.4%          37.9%          39.1%          41.3%           41.6%
NET INCOME                                 244.3         330.4          353.9          380.1          391.5           354.3
Shares Outstanding                         296.2         297.4          269.1          270.4          271.7           272.5
EPS                                        $0.82         $1.11          $1.32          $1.41          $1.44           $1.30
Growth                                       - -         34.7%          18.4%           6.9%           2.5%          (9.7%)
D&A                                        108.6         126.0          140.3          152.3          164.0           186.9
Cap Ex                                     604.7         518.8          434.3          576.5          626.0              --
BALANCE SHEET DATA
Cash & Cash Equivalents (a)               $195.5        $159.6         $124.3         $167.1         $124.1              NA
Total Debt (a)                             982.4       1,069.7        1,409.7        1,650.4        1,955.1        $2,389.1
Shareholders' Equity                     2,296.1       2,487.6        2,400.6        2,567.9        2,571.9         2,662.1
----------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------
                    CURRENT MARKET MULTIPLES
------------------------------------------------------------------------------
TEV / LTM Revenue      3.8x       Market Value / LTM Net Income         8.7x
TEV / LTM EBITDA       7.0        Market Value / Book Value             1.2
TEV / LTM EBIT         9.2        Total Debt / EBITDA                   3.0
------------------------------------------------------------------------------

NOTES:
Source:  FactSet, public filings and research reports
(a)  1999 Total Debt is actually Net Debt (Total Debt Less Cash).
     Cash value is not available






                   HARDING LAWSON ASSOCIATES GROUP, INC.
                                 NOVATO, CA

BUSINESS DESCRIPTION

         Harding Lawson Associates Group, Inc. provides engineering, environmental and construction services related to the remediation of contaminated sites and the design of hazardous and solid waste disposal facilities; and provides civil, transportation and geotechnical engineering services.

         Waste and environmental services (48% of FY 98 (May) sales) include site characterization and risk assessment; conceptual and detailed design of remedial systems and disposal or treatment facilities; construction management services; regulatory compliance and environmental permitting and monitoring; asbestos management; air quality management; geotechnical and civil engineering services; and water resources engineering.

         Infrastructure and geotechnical engineering services (18%) include soil and foundation investigation, roadway and pavement design and water resources engineering.

         In May 1998, HRDG acquired ABB Environmental Services, a consulting and engineering firm, for $12 million. In FY 1998, Harding performed services for more than 1,200 industrial and government clients. In FY 1998, private sector clients accounted for 54% of gross revenues; non-regulatory federal government clients, 21%, state and local governments, 20%; and international clients, 5%.

Indexed Price Chart                       Ticker:HRDG

                                  (000's)

[Following is a statistical data table in lieu of a graphic image in the printed document]

DATE                        HRDG               S&P 500
                       indexed price        indexed price
06/30/97                    100                  100
11/19/97                    135                  107
04/16/98                    134                  125
09/08/98                     95                  116
02/01/99                     75                  144
06/24/99                    125                  149

Source: FactSet and public filings



------------------------------------------------------------------------------------------------------------------------
                                             Market Information (As of 6/29/99)
------------------------------------------------------------------------------------------------------------------------
Current Share Price:                   $8.13                         LTM EPS                $0.40               20.1 x
FD Shares Outstanding:                 4.9                           1999E EPS              $0.55                 14.8
Market Capitalization ($mm):           $40                           2000E EPS              NA                      NA
Total Enterprise Value ($mm):          $28                           4 Yr Growth Rate                               2%
52 wk High/Low:                        $9.25 / $5.00
------------------------------------------------------------------------------------------------------------------------






--------------------------------------------------------------------------------------------------------------------------------
                                                 Financial Summary ($ in millions, except per share data)
--------------------------------------------------------------------------------------------------------------------------------
                                                                   May 31,
                           ---------------------------------------------------------------------------------------        LTM
Summary Income Statement           1994             1995             1996               1997              1998          2/28/99
------------------------           ----             ----             ----               ----              ----          -------
Revenue                           $115.6           $130.6           $120.7             $123.4            $123.3          $151.3
Growth                              - -             13.0%           (7.5%)              2.2%             (0.1%)            NM
Gross Profit                       26.5             29.5             26.6               27.6              26.5            31.3
Margin                             23.0%            22.6%            22.1%              22.4%             21.5%          20.7%
EBITDA                              5.3              7.9              3.4                6.7               5.8            5.9
Margin                             4.6%             6.0%             2.8%               5.4%              4.7%            3.9%
EBIT                                1.4              4.6              0.8                4.1               3.2            2.8
Margin                             1.2%             3.5%             0.7%               3.3%              2.6%            1.8%
Net Income                          1.0              3.0              1.0                2.4               2.5            2.0
WA Shares Out                       4.9              4.8              4.8                5.0               5.0            4.8
EPS                                $0.21            $0.62            $0.20              $0.49             $0.50          $0.40
D&A                                 4.0              3.3              2.5                2.6               2.6            3.1
Cap Ex                              3.6              3.1              1.6                2.4              14.4            14.4

Balance Sheet Data
Cash & Cash Equivalents            $8.9             $12.6            $19.0              $24.5             $15.1          $12.6
Total Debt                          2.0              0.2              0.3                0.3               0.4            0.4
Shareholders' Equity               39.0             42.7             44.4               46.6              49.8            50.0
--------------------------------------------------------------------------------------------------------------------------------




-----------------------------------------------------------------------------------------------
                               Current Market Multiples
-----------------------------------------------------------------------------------------------
TEV / LTM Revenue:        0.2x               Market Value / LTM Net Income         20.1 x
TEV / LTM EBITDA           4.7               Market  Value / Book Value               0.8
TEV / LTM EBIT            10.1               Total Debt / EBITDA                      0.1
-----------------------------------------------------------------------------------------------





APPENDIX B: DESCRIPTION OF COMPARABLE COMPANY             Highly Confidential

                             THE IT GROUP, INC.
                              MONROEVILLE, PA

BUSINESS DESCRIPTION

         IT Group Inc. is a leading global environmental infrastructure solutions firm with a focus on improving the environment and enhancing sustainable development throughout the world. The company provides a full range of technology-driven, value-added consulting, engineering and construction capabilities through a network of more than 67 offices in the U.S. and select international locations.

         Turnkey capabilities include information and strategic environmental management, risk assessment, air quality management, pollution prevention and waste minimization, construction and remediation, land-use planning, decontamination and decommissioning, design/build, water/wastewater treatment and facility operation and maintenance.

         IT Group also provides a wide range of consulting services, including environmental permitting, strategic environmental management, facility siting and design, environmental compliance/auditing, risk assessment/management, pollution prevention, waste minimization, environmental information systems and data management.

         Sales to U.S. government agencies, including the Departments of Defense (DoD) and Energy (DoE), accounted for 63% of FY98 (Mar.) sales. The DoD provided 47% of revenues in FY98, while the DoE provided 91%. State and local governments accounted for 5% of FY98 revenues.

Indexed Price Chart                         Ticker:ITX

                  Exchange: NYSE                 (000's)

[Following is a statistical data table in lieu of a graphic image in the printed document]

DATE                        ITX                S&P 500
                       indexed price        indexed price
06/30/97                    100                  100
11/19/97                    112                  107
04/16/98                    147                  125
09/08/98                     77                  116
02/01/99                    178                  144
06/24/99                    214                  149

Source: FactSet and public filings
(a) Prior to 1998 not relevant because of the acquisitions of Ohm Corporation, Fluor Daniel GTI, Inc., specified asset and liabilities of ICF Kaiser Intl., and Roche.



--------------------------------------------------------------------------------------------------------------------------
                                 Market Information (As of 6/29/99)
--------------------------------------------------------------------------------------------------------------------------
Current Share Price:                  $15.19                     LTM EPS                  $0.72                 21.1 x
FD Shares Outstanding:                23.1                       1999E EPS                1.18                    12.9
Market Capitalization ($mm):          $350                       2000E EPS                1.53                     9.9
Total Enterprise Value ($mm):         $777                       4 Yr Growth Rate                                   NM
52 wk High/Low:                       $17.25 / $5.69
--------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------
           Financial Summary ($ in millions, except per share data)(a)
-----------------------------------------------------------------------------
                                 December 25,
                          -----------------------           LTM
Summary Income Statement           1998                   3/29/99
------------------------           ----                   -------
Revenue                          $1,269.3                 $1,210.0
Growth                              NM                       NM
Gross Profit                       188.0                   174.3
Margin                             14.8%                   14.4%
EBITDA                             130.2                   122.4
Margin                             10.3%                   10.1%
EBIT                               96.1                     90.5
Margin                             7.6%                     7.5%
Net Income                         20.4                     21.1
WA Shares Out                      29.3                     29.3
EPS                                $0.70                   $0.72
D&A                                34.1                     31.9
Cap Ex                             15.7                      --

Balance Sheet Data
Cash & Cash Equivalents            $21.9                   $25.2
Total Debt                         518.9                   452.5
Shareholders' Equity               238.2                   240.7
-----------------------------------------------------------------------------



--------------------------------------------------------------------------------------------
                          Current Market Multiples
--------------------------------------------------------------------------------------------
TEV / LTM Revenue:       0.6 x             Market Value / LTM Net Income            21.1 x
TEV / LTM EBITDA           6.4             Market  Value / Book Value                  1.4
TEV / LTM EBIT             8.6             Total Debt / EBITDA                         4.2
--------------------------------------------------------------------------------------------


Notes:

Source: FactSet and public filings

(a) Prior to 1998 not relevant because of the acquisitions of Ohm Corporation, Fluor Daniel GTI, Inc., specified assets and liabilities of ICF Kaiser Intl., Inc. and Roche Limited, Consulting Group






APPENDIX B: DESCRIPTION OF COMPARABLE COMPANY             Highly Confidential

                         RANDERS KILLAM GROUP INC.
                                MUSKEGON, MI

BUSINESS DESCRIPTION

         Randers Killam Group Inc. provides construction related services, including design, engineering, project management, consulting, development and general contracting, mainly to industrial and commercial clients in Michigan, Ohio, Illinois, Massachusetts and West Virginia. The company's services also include water and wastewater treatment, highway and bridge projects, process engineering, constructing management, and operational services.

         Following the completion of the proposed acquisition of The Killam Group, Randers, through its Killam Associates subsidiary, would specialize in the design, planning and construction observation of municipal and privately owned water-treatment plants, waste treatment plants and hazardous-wastewater facilities. The company would provide full-service contract operations to plant owners in the public and private sectors.

Indexed Price Chart                         Ticker:RGI

                  Exchange: AMEX                 (000's)

[Following is a statistical data table in lieu of a graphic image in the printed document]

DATE                        RGI                S&P 500
                       indexed price        indexed price
06/30/97                    100                  100
11/19/97                     93                  107
04/16/98                     73                  125
09/08/98                     47                  116
02/01/99                     53                  144
06/24/99                     73                  149

Source: FactSet and public filings
(a) Results prior to 1996 not significant because of various mergers and acquisitions.
(b)  Pro forma for the acquisition of The Killam Group in late-1997.


-------------------------------------------------------------------------------------------------------------------------------
                                         Market Information (As of 6/29/99)
-------------------------------------------------------------------------------------------------------------------------------
Current Share Price:                     $3.38                       LTM EPS                        $0.12            28.9 x
FD Shares Outstanding:                   25.6                        1999E EPS                      NA
Market Capitalization ($mm):             $86                         2000E EPS                      NA
Total Enterprise Value ($mm):            $72                         3-5 Yr Growth Rate                                  NM
52 wk High/Low:                          $3.62/$2.37
-------------------------------------------------------------------------------------------------------------------------------



-------------------------------------------------------------------------------------------------------------------------
                                    Financial Summary ($ in millions, except per share data) (a)
-------------------------------------------------------------------------------------------------------------------------
                                                                  March 31,
                              -----------------------------------------------------------------------      LTM(b)
Summary Income Statement          1996                    1997                    1998                    4/3/99
------------------------          ----                    ----                    ----                    ------
Revenue                           $58.5                   $64.4                   $71.6                   $80.8
Growth                             --                     10.0%                   11.2%                     NM
Gross Profit                      13.5                    16.3                    18.7                     19.0
Margin                            23.1%                   25.4%                   26.2%                   23.5%
EBITDA                             7.4                     8.9                     8.6                     8.0
Margin                            12.6%                   13.8%                   12.1%                    9.9%
EBIT                               5.4                     6.8                     6.0                     5.2
Margin                            9.2%                    10.5%                   8.3%                     6.4%
Net Income                         2.7                     3.6                     3.2                     3.0
WA Shares Out                     25.0                    25.2                    26.0                     25.5
EPS                               $0.11                   $0.14                   $0.12                   $0.12
D&A                                2.0                     2.1                     2.7                     2.8
Cap Ex                             1.3                     1.0                     1.5                      --

Balance Sheet Data
Cash & Cash Equivalents                                   $1.7                    $9.8                    $15.9
Total Debt                                                 1.9                     2.5                     2.0
Shareholders' Equity                                      64.7                    80.0                     83.0
-------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------------------------
                                     Current Market Multiples
------------------------------------------------------------------------------------------------
TEV / LTM Revenue:        0.9 x            Market Value / LTM Net Income            28.9 x
TEV / LTM EBITDA            9.1            Market  Value / Book Value                  1.0
TEV / LTM EBIT             13.9            Total Debt / EBITDA                         0.3
------------------------------------------------------------------------------------------------

Notes:

Source: FactSet and public filings.

(a) Results prior to 1996 not significant because of various mergers and acquisitions.

(b)  Pro forma for the acquisition of The Killam Group in late-1997.




                            ROY F. WESTON, INC.
                              WEST CHESTER, PA

BUSINESS DESCRIPTION

     Roy F. Weston, Inc. provides consulting, engineering, construction and project management services to solve environmental and health and safety problems associated with air, water and land pollution, hazardous material and toxic waste treatment and disposal, workplace hazards, product use and energy conservation.

     Among the services provided are laboratory analysis and evaluation of samples of hazardous, toxic and other environmentally significant materials; development of cost-effective technologies and solutions to environmental problems; selection of sites and obtaining governmental permits; preparation of specifications and designs for constructing remedial systems and facilities; and construction, start-up and operation of facilities.

     Weston provides waste management and remediation programs for various federal agencies throughout the U.S. The U.S. Government, including the Dept. of Energy, Environmental Protection Agency and Dept. of Defense, account for a majority of Weston's gross revenues.


Indexed Price Chart                       Ticker:WSTNA

                                                 (000's)

[Following is a statistical data table in lieu of a graphic image in the printed document]

DATE                       WSTNA               S&P 500
                       indexed price        indexed price
06/30/97                    100                  100
11/19/97                    138                  107
04/16/98                    113                  125
09/08/98                     94                  116
02/01/99                     80                  144
06/24/99                    102                  149

Source: FactSet and public filings


-----------------------------------------------------------------------------------------------------------------------------
                              Market Information (As of 6/29/99)
-----------------------------------------------------------------------------------------------------------------------------
Current Share Price:                   $3.00                      LTM EPS                             $0.10         29.2 x
FD Shares Outstanding:                 9.9                        1999E EPS                           $0.10           30.0
Market Capitalization ($mm):           $30                        2000E EPS                              NA             NA
Total Enterprise Value ($mm):          $46                        3-5 Yr Growth Rate                                  (5%)
52 wk High/Low:                        $4.31 / $2.00
-----------------------------------------------------------------------------------------------------------------------------





---------------------------------------------------------------------------------------------------------------------------------
                                            Financial Summary ($ in millions, except per share data)
---------------------------------------------------------------------------------------------------------------------------------
                                                                December 31,
                               ---------------------------------------------------------------------------------      LTM
Summary Income Statement          1994             1995             1996             1997           1998            3/31/99
------------------------          ----             ----             ----             ----           ----            -------
Revenue                          $290.1           $309.9           $263.4           $238.1         $241.2            $259.3
Growth                             --              6.8%            (15.0%)          (9.6%)          1.3%              7.5%
Gross Profit                      27.7             31.1             21.3              7.8           18.9              19.2
Margin                            9.6%             10.0%            8.1%            3. 3 %          7.9%              7.4%
EBITDA                             9.3             12.1              2.2            (12.1)           4.9              5.2
Margin                            3.2%             3. 9%            0.8%            (5.1%)          2.0%              2.0%
EBIT                              (0.7)             2.6             (5.6)           (17.5)           1.1              1.5
Margin                           (0.3%)            0.8%            (2.1%)           (7.4%)          0.5%              0.6%
Net Income                        (1.1)             1.5             (6.1)           (14.0)           0.9              1.0
Shares Outstanding                 9.5              9.5              9.6              9.7            9.9              9.9
EPS                              ($0.12)           $0.16           ($0.64)          ($1.44)         $0.09            $0.10
D&A                               10.1              9.5              7.8              5.4            3.8              3.6
Cap Ex                            39.4             15.7             27.6             14.7            9.5               --

Balance Sheet Data
Cash & Cash Equivalents           $18.7            $15.8            $17.5            $14.9          $5.5              $1.5
Total Debt                        32.3             26.9             21.1             18.8           16.6              17.6
Shareholders' Equity              80.9             82.9             66.1             55.4           56.3              56,7
---------------------------------------------------------------------------------------------------------------------------------



---------------------------------------------------------------------------------------------------
                          Current Market Multiples
---------------------------------------------------------------------------------------------------
TEV / LTM Revenue:            0.2 x              Market Value / LTM Net Income         29.2 x
TEV / LTM EBITDA                8.9              Market  Value / Book Value               0.5
TEV / LTM EBIT                 30.3              Total Debt / EBITDA                      3.4
---------------------------------------------------------------------------------------------------






                              SEVERN TRENT PLC
                         BIRMINGHAM, UNITED KINGDOM

BUSINESS DESCRIPTION

         Severn Trent is an international water and wastewater services company headquartered in Birmingham, United Kingdom. The company is divided into numerous individual businesses which have separate headquarters and management teams strategically located throughout England, Europe and the United States. Severn Trent Water is the group's regulated water business providing high quality water and sewerage services to over three million households and businesses in the Midlands of England and parts of central Wales. Biffa Waste Services is an integrated waste management company which was the first UK company to provide national waste management service for well know high street names and was the first to create alliances with processors of recycled materials. It has alliances covering paper, card, newsprint, glass and plastics. SevernTrent Technology, headquartered in the U.S., is a leading supplier of environmental products and services and is represented in over 70 countries worldwide. Within this business, the company has a group which focuses on the treatment of water, wastewater and industrial waste effluents. SevernTrent Laboratories is the UK's largest commercial laboratories undertaking volume environmental analysis and testing. Fusion Meters manufactures electronic domestic water meters. Finally, the company's Paperflow Services business prints, mails and handles documents.

Notes:
Source:  FactSet, public filings and research reports.
(a) 1999 Total Debt is actually Net Debt (Total Debt less Cash). Cash value is not available.


---------------------------------------------------------------------------------------------------------------------
                                               Market Information (As of 6/29/99)
---------------------------------------------------------------------------------------------------------------------
Current Share Price:                   $15.55                LTM EPS                       $1.53           10.2 x
FD Shares Outstanding:                 337.6                 1999E EPS                     1.58               9.9
Market Capitalization ($mm):           $5,248                2000E EPS                     0.91              17.1
Total Enterprise Value ($mm):          $7,583                5-Yr Growth Rate                                  6%
---------------------------------------------------------------------------------------------------------------------



---------------------------------------------------------------------------------------------------------------------------------
                                                Financial Summary ($ in millions, except per share data)
---------------------------------------------------------------------------------------------------------------------------------
                                                                                  March 31,
                               --------------------------------------------------------------------------------------------------
Summary Income Statement              1994              1995             1996             1997             1998            1999
------------------------              ----              ----             ----             ----             ----            ----
Revenue                             $1,622.0          $1,749.4         $1,881.2         $1,975.1         $2,033.6        $2,168.0
Growth                                 --               7.9%             7.5%             5.0%             3.0%            6.6%
EBITDA                               693.3             775.6             895.7            935.0            945.7          1,001.1
Margin                               42.7%             44.3%             47.6%            47.3%            46.5%           46.2%
EBIT                                 539.6             612.4             691.5            721.1            727.1           742.7
Margin                               33.3%             35.0%             36.8%            36.5%            35.8%           34.3%
Net Income                           422.9             440.4             532.6            538.6            527.4           484.5
WA Shares Out                        357.9             333.3             365.7            352.9            343.8           316.7
EPS                                   1.18              1.32             1.46             1.53             1.53            1.53
Depreciation & Amortization          153.7             163.2             204.1            213.9            218.6           258.4

Balance Sheet Data
Fixed Assets                        $4,923.9          $5,279.2         $5,503.2         $5,834.4         $6,349.9        $6,894.2
Net Debt                             936.1             922.0             782.7           1,129.0          1,759.0         2,335.4
Shareholders' Equity                3,477.0           3,721.8           4,080.6          4,112.1          3,706.2         3,933.0
---------------------------------------------------------------------------------------------------------------------------------



-------------------------------------------------------------------------------------------
                          Current Market Multiples
-------------------------------------------------------------------------------------------
TEV / LTM Revenue        3.5 x         Market Value / LTM Net Income           10.2 x
TEV / LTM EBITDA           7.6         Market  Value / Book Value                 1.3
TEV / LTM EBIT            10.2         Total Debt / EBITDA                        1.8
-------------------------------------------------------------------------------------------






                              TETRA TECH, INC.
                                PASADENA, CA

BUSINESS DESCRIPTION

         Tetra Tech, Inc. is a leading provider of specialized management consulting and technical services in three principal business areas: resource management, infrastructure, and communications. As a specialized management consultant, Tetra Tech assists its clients in defining problems and developing innovative and cost-effective solutions. Tetra's management consulting services are complemented by its technical services. These technical services, which implement solutions, include research and development, applied science, engineering and architectural design, construction management, and operations and maintenance. Tetra Tech's clients include a diverse base of public and private sector organizations serviced through over 100 offices located in the U.S. and internationally.

         As part of its growth strategy, Tetra Tech expects to pursue complementary acquisitions to expand its geographical reach and the breadth and depth of its service offerings. During fiscal 1998, Tetra Tech purchased ten companies in five separate transactions. Most recently, in September 1998, Tetra Tech acquired six Canadian corporations that are collectively known as the Sentrex Group of Companies (SGOC). The purchase was valued at about $19.2 million. SGOC provides engineering and technical services to the cable television, telephony and data networking industries.

Indexed Price Chart                       Ticker:  WATR

                                                 (000's)

[Following is a statistical data table in lieu of a graphic image in the printed document]

DATE                        WATR               S&P 500
                       indexed price        indexed price
06/30/97                    100                  100
11/19/97                    109                  107
04/16/98                    128                  125
09/08/98                    125                  116
02/01/99                    165                  144
06/24/99                    150                  149

Source: FactSet and public filings


-------------------------------------------------------------------------------------------------------------------------------
                                                   Market Information (As of 6/29/99)
-------------------------------------------------------------------------------------------------------------------------------
Current Share Price:                    $17.63                      LTM EPS                      $0.79               22.3 x
FD Shares Outstanding:                  31.0                        1999E EPS                    $0.94                 18.8
Market Capitalization ($mm):            $546                        2000E EPS                    $1.17                 15.1
Total Enterprise Value ($mm):           $559                        4 - Yr Growth Rate                                   41%
52 wk High/Low:                         $22.50 / $12.50
-------------------------------------------------------------------------------------------------------------------------------



-------------------------------------------------------------------------------------------------------------------------------
                                               Financial Summary ($ in millions, except per share data)
-------------------------------------------------------------------------------------------------------------------------------
                                                            September 30,
                          ------------------------------------------------------------------------------          LTM
Summary Income Statement         1994           1995             1996           1997           1998             4/4/99
------------------------         ----           ----             ----           ----           ----             ------
Revenue                          $96.5         $120.0           $220.1         $246.8         $382.9            $465.8
Growth                            --            24.4%            83.4%          12.1%          55.2%              NM
Gross Profit                     16.8           22.4             39.0           49.8           73.7              85.0
Margin                           17.4%          18.7%            17.7%          20.2%          19.3%            18.2%
EBITDA                           10.5           13.7             21.3           29.1           46.4              53.6
Margin                           10.9%          11.4%            9.7%           11.8%          12.1%            11.5%
EBIT                              9.2           11.8             17.7           24.6           39.8              45.8
Margin                           9.5%           9.8%             8.1%           10.0%          10.4%             9.8%
Net Income                        5.7            7.6             10.1           14.3           20.6              23.9
WA Shares Out                    10.7           16.9             18.1           19.7           29.2              31.1
EPS                              $0.54          $0.45            $0.56          $0.72          $0.71            $0.79
D&A                               1.4            1.9              3.6            4.5            6.6              7.8
Cap Ex                            1.4            1.5              2.4            2.6            3.5               --

Balance Sheet Data
Cash & Cash Equivalents          $15.9          $13.1            $6.1           $12.3          $4.9             $12.1
Total Debt                        0.0           20.0              0.0           21.5           47.6              25.4
Shareholders' Equity             33.5           41.5             63.3           107.6          167.8            205.5
-------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------
                              Current Market Multiples
--------------------------------------------------------------------------------------------------
TEV / LTM Revenue             1.2 x           Market Value / LTM Net Income           22.3 x
TEV / LTM EBITDA               10.4           Market  Value / Book Value                 2.5
TEV / LTM EBIT                 12.2           Total Debt / EBITDA                        0.5
--------------------------------------------------------------------------------------------------





                                 URS CORP.
                             SAN FRANCISCO, CA

BUSINESS DESCRIPTION

         URS Corp. offers a broad range of planning, design and program and construction management services to public and private sector clients on infrastructure projects involving transportation systems, facilities and environmental programs, through 130 offices in 18 countries.

         URS Corp. announced in early-1999 that it had acquired privately-held Thorburn Colquhoun Holdings plc, a leading civil/structural engineering consulting firm based in the U.K. and Dames & Moore, a consulting and engineering company.

         URS's focus has been on the infrastructure market, which includes surface and air transportation systems, institutional and commercial facilities, and environmental programs involving pollution control, water resources and hazardous waste management.

         Services provided by URS for the pollution control market include the planning and design of new wastewater facilities and analysis and expansion of existing systems.

Indexed Price Chart                       Ticker:  URS

                  Exchange: NYSE                 (000's)

[Following is a statistical data table in lieu of a graphic image in the printed document]

DATE                        URS                S&P 500
                       indexed price        indexed price
06/30/97                    100                  100
11/19/97                    120                  107
04/16/98                    117                  125
09/08/98                    120                  116
02/01/99                    163                  144
06/24/99                    208                  149

Source: FactSet and public filings


-----------------------------------------------------------------------------------------------------------------------
                                           Market Information (As of 6/29/99)
-----------------------------------------------------------------------------------------------------------------------
Current Share Price:                 $28.88                    LTM EPS                    $0.69              41.9 x
FD Shares Outstanding:               16.8                      1999E EPS                  $1.73                16.7
Market Capitalization ($mm):         $486                      2000E EPS                  $1.95                14.8
Total Enterprise Value ($mm):        $1,238                    3-5 Yr Growth Rate                               49%
52 wk High/Low:                      $29.00 / $13.50
-----------------------------------------------------------------------------------------------------------------------




--------------------------------------------------------------------------------------------------------------------------------
                                            Financial Summary ($ in millions, except per share data)
--------------------------------------------------------------------------------------------------------------------------------
                                                                October 30,
                           -------------------------------------------------------------------------------------          LTM
Summary Income Statement           1994            1995             1996              1997             1998             4/30/99
------------------------           ----            ----             ----              ----             ----             -------
Revenue                           $164.1          $179.8           $305.5            $406.5           $805.9            $1,939.9
Growth                              --             9.6%             69.9%             33.1%            98.3%               NM
Gross Profit                       61.6            70.9             118.3             265.0            327.3             697.0
Margin                             37.5%           39.5%            38.7%             65.2%            40.6%             35.9%
EBITDA                              8.7            10.8             21.2              31.9             64.8              134.0
Margin                             5.3%            6.0%             7.0%              7.9%             8.0%               6.9%
EBIT                                6.1             7.7             16.0              24.0             50.2               94.4
Margin                             3.7%            4.3%             5.2%              5.9%             6.2%               4.9%
Net Income                          4.4             5.1              7.4              11.5             22.7               11.1
Shares Out                          7.8             7.7              9.1              10.7             15.8               16.1
EPS                                $0.57           $0.66            $0.81             $1.08            $1.43             $0.69
D&A                                 2.6             3.1              5.3               7.9             14.6               39.6
Cap Ex                              2.1             1.6              3.0               5.1             12.2                --

Balance Sheet Data
Cash & Cash Equivalents            $9.5            $8.8             $22.4             $22.1            $36.5             $26.3
Total Debt                          9.3            10.0             61.3              48.0             116.3             778.2
Shareholders' Equity               34.0            39.5             56.7              77.2             166.4             182.9
---------------------------------------------------------------------------------------------------------------------------------



-------------------------------------------------------------------------------------------------------
                               Current Market Multiples
-------------------------------------------------------------------------------------------------------
TEV / LTM Revenue           0.6 x                  Market Value / LTM Net Income           41.9 x
TEV / LTM EBITDA              9.2                  Market  Value / Book Value                 2.2
TEV / LTM EBIT               13.1                  Total Debt / EBITDA                        5.8
-------------------------------------------------------------------------------------------------------





                           UNITED WATER RESOURCES
                            HARRINGTON PARK, NJ

BUSINESS DESCRIPTION

         United Water Resources Inc. and its principal subsidiaries, United Water New Jersey Inc., United Water New York Inc. and the utility subsidiaries of United Waterworks, provide water and wastewater services to about two million people in 13 states, with more than half of the company's utility operations located in northeastern New Jersey and southeastern New York.

         On January 5, 1998, the United signed the nation's largest public-private partnership agreement for wastewater operations-- a 10-year agreement with the Milwaukee Metropolitan Sewerage District. UWR now manages the District's two large wastewater treatment plants, the biosolids fertilizer plant, the sewer interceptor system and deep tunnel storage networks in addition to its 30-megawatt power plant. As part of the contract, the Company operates and maintains the City's two wastewater treatment plants-- Jones Island and South Shore. The company is also installing a premier computerized maintenance management system to track and record all maintenance and repairs performed for the District, which will have on-line access to the system at all times. Milwaukee-area customers are guaranteed to save in excess of $140 million as a result of the new contract.

Indexed Price Chart                       Ticker:  UWR

                  Exchange: NYSE                 (000's)

[Following is a statistical data table in lieu of a graphic image in the printed document]

DATE                        UWR                S&P 500
                       indexed price        indexed price
06/30/97                    100                  100
11/19/97                     91                  107
04/16/98                     93                  125
09/08/98                     92                  116
02/01/99                    113                  144
06/24/99                    112                  149

Source: FactSet and public filings


--------------------------------------------------------------------------------------------------------------------
                                     Market Information (As of 6/29/99)
--------------------------------------------------------------------------------------------------------------------
Current Share Price:                  $22.63                   LTM EPS                      $1.18            19.2 x
FD Shares Outstanding:                38.8                     1999E EPS                    1.27               17.8
Market Capitalization ($mm):          $878                     2000E EPS                    1.34               16.9
Total Enterprise Value ($mm):         $1,635                   4-Yr Growth Rate                                  5%
52 wk High/Low:                       $25.00 / $16.37
--------------------------------------------------------------------------------------------------------------------





---------------------------------------------------------------------------------------------------------------------------------
                                                    Financial Summary ($ in millions, except per share data)
---------------------------------------------------------------------------------------------------------------------------------
                                                                    December 31,
                            ---------------------------------------------------------------------------------------        LTM
Summary Income Statement           1994              1995               1996              1997             1998          3/31/99
------------------------           ----              ----               ----              ----             ----          -------
Revenue                           $293.0            $319.5             $332.0            $351.4           $356.2          $360.0
Growth                              --               9.1%               3.9%              5.8%             1.4%            1.1%
Gross Profit                       151.8             160.3              176.2             182.5            137.6          138.4
Margin                             51.8%             50.2%              53.1%             51.9%            38.6%          38.4%
EBITDA                             109.8             113.1              127.8             131.6            138.9          139.4
Margin                             37.5              35.4%              38.5%             37.5%            39.0%          38.7%
EBIT                               83.4              82.2               95.7              95.6             97.6            96.3
Margin                             28.5%             25.7%              28.8%             27.2%            27.4%          26.7%
Net Income                         31.3              20.0               44.6              23.1             48.0            46.1
Shares Out                         27.5              32.0               36.2              37.8             39.2            40.1
EPS                                $1.14             $0.62              $1.23             $0.61            $1.22          $1.18
D&A                                26.3              30.9               32.1              36.0             41.3            43.2
Cap Ex                             66.9              76.3               80.1              85.4             103.9            --

U
Cash & Cash Equivalents            $40.2             $57.2              $36.2             $43.1            $56.5          $72.9
Total Debt                         699.1             722.8              783.1             801.3            841.5          830.0
Shareholders' Equity               350.5             358.3              391.5             418.6            456.0          449.4
---------------------------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------------------------------
                                Current Market Multiples
--------------------------------------------------------------------------------------------------------
TEV / LTM Revenue            4.5 x                  Market Value / LTM Net Income           19.2 x
TEV / LTM EBITDA              11.7                  Market  Value / Book Value                 1.9
TEV / LTM EBIT                17.0                  Total Debt / EBITDA                        6.0
--------------------------------------------------------------------------------------------------------





     PLEASE NOTE THE FOLLOWING CHANGES TO THE MAY 11, 1999 PRESENTATION
                 TO THE INDEPENDENT COMMITTEE OF THE BOARD

o    Premium Calculations, page 3:

     o Date and price of "Closing Price on Last Business Day Before Announcement of U.S. Filter Transaction" changed to 3/19/99 and $1.44, respectively
     o   "30 Day Average Closing Price through March 31, 1999" changed to
         $1.70

o    PSG historical operating results, pages 17 and 18:

     o Allocation of expenses between cost of sales and SG&A in 1997 results
     o Breakdown of revenues and expenses between PSG domestic and PSG Puerto Rico have been revised to reflect additional data supplied by management

o    Illustrative Valuation Analysis, page 29

     o Analysis is no longer relevant due to: (i) updates in valuation ranges for H2O's core businesses, (ii) NOL assumptions do not reflect assumptions provided by Vivendi and Lazard and (iii) neither Vivendi or Lazard has been able to supply or support synergy assumptions relating to the combination of H2O and U.S. Filter

o    Preliminary Valuation Analyses, page 45 to 53:

     o Substantially revised for (i) new management projections, (ii) corrections, and (iii) refinements; refer only to valuation analyses provided in this presentation